As filed with the Securities and Exchange Commission on March 19, 2013

1933 Act File No. 333-183789

1940 Act File No. 811-22742

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒                       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒                           Pre-Effective Amendment No. 1

☐                             Post-Effective Amendment No.

☒                       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒                           Amendment No. 1

The Principal Real Estate Income Fund

(Exact Name of Registrant as Specified in Declaration of Trust)

1290 Broadway, Suite 1100, Denver, CO 80203

(Address of Principal Executive Offices)

(303) 623-2577

(Registrant’s Telephone Number)

ALPS Fund Services, Inc.

Attn: Erin D. Nelson, Esq.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Copy to:

Philip J. Niehoff, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606 (312) 782-0600	Amy W. Pershkow, Esq. Mayer Brown LLP 1999 K Street NW Washington, DC 20002 (202) 263-3000

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☒   when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed registrations statement.

☐  This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common shares of beneficial interest, no par value per share	50,000 shares	$20.00	$1,000,000	$114.60	(2)

(1)         Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933.

(2)         Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS	SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED , 2013

Shares

The Principal Real Estate Income Fund

Common Shares of Beneficial Interest

The Principal Real Estate Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate-related securities.  There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities, primarily consisting of commercial mortgage backed securities (“CMBS”) and other U.S. and non-U.S. real estate-related securities (primarily real estate investment trusts (“REITs”) or REIT-like entities).  Under normal circumstances, the Fund will invest between 20% and 80% of its total assets in CMBS and will invest between 20% and 80% in other real estate-related securities (including REITs).  A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property.  REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. The Fund will invest in CMBS and other real estate-related securities transactions at new issuance and in the secondary market which the Fund’s investment subadviser, Principal Real Estate Investors, LLC (“PrinREI”) believes will generate attractive risk-adjusted current yields and the potential for capital appreciation for the Fund.  The Fund will limit its investments in CMBS to issuers organized in the United States.  The Fund will invest in REITs and other real estate-related securities of issuers organized in a number of countries, including the United States.

The Fund may invest in both investment grade and below investment grade debt securities (i.e., “junk bonds”). As more fully described in the prospectus, with respect to CMBS deals issued prior to 2009, the Fund may only invest in securities originally rated no lower than “A-” by Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc., or “A3” by Moody’s Investors Service, Inc. Under normal conditions it is expected that the Fund will invest no more than 75% of its total assets in debt securities rated “below investment grade.”  No investment in an individual CMBS bond may comprise 10% or more of the Fund’s total assets at the time of purchase.

The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage. An investment in the Fund may not be appropriate for all investors.

No Prior Trading History.  Because the Fund is newly organized, its common shares of beneficial interest (“Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund anticipates that its Common Shares will be approved for listing on the New York Stock Exchange under the symbol “PGZ.”

An investment in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 41 of this Prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds, after expenses, to the Fund(3)	$	$

(notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the Common Shares to purchasers on or about                                      , 2013.

The date of this Prospectus is              , 2013.

(notes from previous page)

(1)        The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this Prospectus, solely to cover overallotments, if any.  If this option is exercised in full, the total public offering price, sales load, and proceeds, after expenses, to the Fund, will be $    , $    , and $    , respectively.  See “Underwriting.”

(2)        The Fund has agreed to pay distribution assistance fees to ALPS Distributors, Inc.  ALPS Advisors, Inc. (“ALPS”) (and not the Fund) has agreed to pay from its own assets a structuring fee to     .  ALPS (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering.

(3)        ALPS Fund Services, Inc. (“AFS”) (the Fund’s administrator), and ALPS have agreed to pay all organizational expenses of the Fund and to pay those offering expenses of the Fund (exclusive of sales load) that exceed $      per Common Share.  The actual aggregate offering expenses and the respective dollar amounts borne by the Fund and AFS and ALPS may be different.  Proceeds to the Fund are calculated after expenses paid by the Fund.  See “Underwriting.”

Leverage.  The Fund generally will seek to enhance the level of its cash distributions to holders of Common Shares (“Common Shareholders”) through the use of  leverage, which may include Borrowings (as defined below), the issuance of preferred shares, and the use of derivatives or certain investment techniques.  Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets).  However, based on market conditions at the time, the Fund may use such leverage in amounts that represent less than 33 1/3% of the Fund’s total assets. “Borrowings” are defined as: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties using reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities.  Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns.

The Board of Trustees of the Fund has the ultimate authority regarding the type of leverage used by the Fund and the extent to which leverage is employed, and makes these decisions based upon recommendations from ALPS and PrinREI. ALPS and PrinREI will generally recommend that the Fund utilize leverage to a lesser extent (or not utilize leverage at all) if they anticipate that a greater use of leverage would result in a lower return to Common Shareholders over time. There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return.

The Fund does not intend to use leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within [30] to [60] days after the completion of this offering, and may thereafter use leverage. The Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans, and/or through reverse repurchase obligations. In connection with the Fund’s anticipated use of leverage, PrinREI may seek to hedge the associated interest rate risks through derivative instruments, which may include interest rate swaps, caps, floors, collars, rate forwards and interest rate futures (and options thereon). PrinREI is not required to engage in any hedging techniques, and there can be no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective. See “Leverage” and “Risks—Risks Related to the Fund’s Use of Leverage.”

Investment Adviser.  ALPS will act as the Fund’s investment adviser. ALPS, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc.  As of December 31, 2012, ALPS managed approximately $8.25 billion in assets.  ALPS’s address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Investment Subadviser.  PrinREI will act as the Fund’s investment subadviser.  PrinREI was founded in 1998, and as of December 31, 2012, managed approximately $44.8 billion in commercial real estate assets.  PrinREI’s address is 801 Grand Avenue, Des Moines, IA 50309.    PrinREI is the dedicated real estate group of Principal Global Investors, a member company and affiliate of Principal Financial Group, which is a public company listed on the New York Stock Exchange under the ticker symbol PFG.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Common Shares and retain it for future reference. A Statement of Additional Information, subject to completion, dated                 , 2013 (the “Statement of Additional Information”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page      of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, by calling           or by writing to                   ,             , or visiting the Fund’s website (    ), or obtain copies (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary	1
Summary of Fund Expenses	27
The Fund	29
Use of Proceeds	29
Investment Objective and Principal Investment Strategies	29
Leverage	38
Risks	41
Management of the Fund	55
Net Asset Value	57
Distributions	58
Dividend Reinvestment Plan	59
Federal Income Tax Matters	60
Description of Capital Structure	61
Underwriting	66
Custodian and Transfer Agent	66
Legal Matters	66
Reports to Shareholders	66
Independent Registered Public Accounting Firm	66
Additional Information	66
Table of Contents for the Statement of Additional Information	67

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.  In the event of any such change that will make any statement in the prospectus materially misleading, the Fund will modify the information included in the prospectus through a supplement or amendment, as necessary to make such information not misleading.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risks.”

The Fund

The Principal Real Estate Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). An investment in the Fund may not be appropriate for all investors. There can be no assurance that the Fund will achieve its investment objective.

The Offering

The Fund is offering              common shares of beneficial interest, no par value (“Common Shares”), through a group of underwriters led by         . The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Common Shares ($2,000). The underwriters have been granted an option to purchase up to              additional Common Shares to cover over-allotments. ALPS Advisors, Inc. (“ALPS”) (the Fund’s investment adviser) and ALPS Fund Services, Inc. (“AFS”) (the Fund’s administrator) have agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load) that exceed $            per Common Share. See “Underwriting.”

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate-related securities.  There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities, primarily consisting of commercial mortgage backed securities (“CMBS”) and other U.S. and non-U.S. real estate-related securities (primarily real estate investment trusts (“REITs”) or REIT-like entities).  Under normal circumstances, the Fund will invest between 20% and 80% of its total assets in CMBS and will invest between 20% and 80% in other real estate-related securities (including REITs).  A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property.  REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. The Fund will invest in CMBS and other real estate-related securities transactions at new issuance and in the secondary market which the Fund’s investment subadviser, Principal Real Estate Investors, LLC (“PrinREI”) believes will generate attractive risk-adjusted current yields and the potential for capital appreciation for the Fund.

The Fund will rely on PrinREI’s experience in the U.S. CMBS and global real estate-related securities markets to invest in both investment grade and below investment grade CMBS as well as other U.S. and non-U.S. real estate-related securities (including REITs).  PrinREI will select CMBS and other real estate-related securities which it believes are fairly or under-priced relative to current market valuations and which PrinREI believes will provide attractive risk-adjusted current yields and total returns to the Fund. PrinREI will employ its proprietary research, fundamental analysis, modeling and real estate underwriting staff to assess credit risk, determine fair value and perform bottom-up security selection.  After initially investing the proceeds of the offering, technical influences on the market will be considered before transacting to determine the appropriate time to either acquire or sell investments in the manner that PrinREI believes will be most consistent with helping the Fund achieve its investment objective.  Derivative instruments, including credit default swaps, interest rate swaps, caps, floors and collars, currency futures and forwards, rate forwards, and interest rate futures (and options thereon) may be used to reduce credit risk (in the case of credit default swaps), reduce interest rate risk (in the case of interest rate swaps, caps, floors, collars, rate forwards and interest rate futures), or help manage currency risk (in the case of currency forwards and futures), if PrinREI believes doing so would be beneficial to the Fund.  As market conditions warrant, PrinREI may also cause the Fund to sell (i.e., write) credit default swaps in order to gain market exposure and add incremental yield to the Fund’s portfolio.  The Fund may also use futures on indexes or baskets of real estate-related securities to gain market exposure, if PrinREI believes doing so would be beneficial to the Fund. See “Risks—Risks Associated with Swap Transactions,” “—Risks Associated with Futures Contracts,” and “—Risks Associated with Forward Currency Contracts.”

The Fund currently expects to write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on equity securities that the Fund holds in its portfolio (i.e., covered calls) and no more than 50% of the Fund’s assets attributable to equity securities will be subject to covered call options at any given time. See “Risks—Risks Associated with Covered Calls.”

PrinREI will employ a dynamic asset allocation strategy in a manner consistent with the Fund’s investment objective—in other words, the Fund’s portfolio managers will work together to shift the Fund’s overall allocation between CMBS and other real estate-related securities over time to provide an allocation that they believe will be most consistent with helping the Fund achieve its investment objective at any given time.  PrinREI believes such a strategy will better position the Fund to seek the investment objective throughout a variety of potential market environments.  Allocation decisions will rely upon PrinREI’s top-down economic analysis and bottom-up assessment of relative value which is informed by individual investment sector experts.  Longer-term strategic allocations will be determined based primarily upon PrinREI’s macro outlook on the economy, real estate cycle and real estate fundamentals.  In addition, shorter-term tactical allocation shifts will be considered based upon a continual assessment of market valuations, quantitative analysis, and technical indicators.

As part of the Fund’s investments in CMBS, PrinREI will consider investments in conduit or single borrower transactions (including real estate mortgage investment conduits (“REMICs”)), re-REMICs (i.e., a REMIC constructed of other REMIC tranches), CMBS interest-only certificates  or commercial real estate collateralized debt obligations (CMBS CDOs).  The Fund may purchase CMBS issued pursuant to registered offerings or offerings made in reliance on an exemption from registration under the Securities Act of 1933.  The Fund will limit its investments in CMBS to issuers organized in the United States.  The Fund does not impose limits concerning maturity or duration when investing in CMBS or other debt instruments.

As part of the Fund’s investments in other real estate-related securities, PrinREI will consider investments in securities of U.S. and non-U.S. companies principally engaged in the real estate industry.  For purposes of the foregoing, the Fund considers a real estate-related security to be a security issued by an issuer that has at least 50% of its assets, income or profits derived from products or services related to the real estate industry.  These companies include REITs and REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund will invest in equity securities (common and preferred) and debt securities of small, medium, and large capitalization companies.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code of 1986.  REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and REIT-like entities.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. The Fund will typically have investments located in a number of different countries, including the U.S. and countries with emerging securities markets.

Up to 20% of the Fund’s total assets may be invested in other instruments, including whole commercial mortgage loans and subordinated real estate-related loans, as well as stocks and other equity investments, debt obligations and money market instruments, other investment companies, and derivative instruments that are not real estate-related securities or related to real estate-related securities.

The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage. An investment in the Fund may not be appropriate for all investors.

In the event of exceptional market or economic conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

PrinREI’s CMBS Investment Process.  PrinREI’s CMBS investment process combines fundamental analysis of the credit risks of the underlying commercial real estate loans with dynamic quantitative modeling of the CMBS transaction structure.  PrinREI believes having either qualitative or quantitative capabilities, in isolation, does little to help make sound investment decisions.  However, when combined, they provide what PrinREI believes to be a powerful tool for analyzing CMBS in seeking to execute a consistent process that leads to informed investment decisions.

PrinREI’s investment methodology combines extensive commercial real estate experience with a dynamic credit model to internally rate credit risk, identify relative value from a risk-adjusted perspective, assess cash flow volatility and actively manage risk through market cycles.

•                  Loan-level analysis is received from PrinREI’s commercial real estate underwriting staff who review the majority of loans underlying each CMBS pool (based on principal balance).

•                  Provides real-time feedback on property, market, competitive profile, tenant quality and overall loan underwriting, including potential stress points in loan performance.

•                  Estimates the timing of potential loan defaults and magnitude of losses.

•                  PrinREI’s proprietary CMBS model incorporates qualitative and quantitative inputs to produce distribution statistics at the individual loan and bond levels based upon approximately 2,000 probability-driven economic scenarios.

•                  Model incorporates input from PrinREI’s research group with respect to current and expected future market conditions in the overall economy and the commercial real estate markets.

•                  Loan level views from PrinREI’s underwriting staff are input into the system.

•                  Additional loan portfolio performance input from rating agency and issuer feedback is embedded into the analysis.

•                  Default and loss assumptions are based on internal and external research of the CMBS and commercial mortgage market, factoring in the specific loan level input received from PrinREI’s underwriting staff.

•                  Key outputs include modeled cumulative defaults and losses, internal credit ratings and expected yield-to-maturity, fair value and standard deviation of returns for each bond class.

•                  The Fund’s portfolio manager responsible for this portion of the Fund’s portfolio will draw final investment conclusions based upon the CMBS model outputs, CMBS market considerations (e.g. supply/demand fundamentals, market technicals, CMBS market outlook) and portfolio considerations (e.g. portfolio composition, investment objective, suitability).

• PrinREI has a team dedicated to the surveillance of existing CMBS portfolios.  The surveillance process includes semi-annual or more frequent reviews of the model assumptions and samples of underlying loans, including analysis of rent rolls and property operating statements and consultation with PrinREI’s real estate underwriters.  The results of the surveillance process play a key role in identifying potential credit issues which may influence PrinREI’s decision to hold or sell a bond.

•                  The portfolio manager utilizes the ongoing feedback from the surveillance team combined with model updates to help them define fair value of the assets at any given time.  The portfolio manager uses this information to determine hold versus sell decisions on individual securities. PrinREI believes this ongoing surveillance also better positions PrinREI with better information when bidding on bonds in the secondary market.

PrinREI’s Real Estate-Related Securities Investment Process.  PrinREI’s real estate-related securities investment process begins with the study of opportunities by its dedicated real estate analysts.  Each analyst is responsible for identifying attractive investments within their coverage universe.  This is accomplished by conducting in-depth company research along with securities valuation. The team conducts extensive fundamental research through management meetings, asset inspections and the study of financial statements and regulatory filings.

The team also employs proprietary techniques to analyze each company’s valuation.  Net asset value  calculations are a fundamental component in the valuation review.   Other valuation techniques are used both as a check on the net asset value work and for studying stocks where regional and company differences dictate alternative techniques be considered.

Security selection and portfolio construction including the determination of country and property type active weights for the global strategy is the responsibility of the Fund’s portfolio manager responsible for this portion of the Fund’s portfolio.  He uses a team-based approach in decision-making, relying on close consultation with senior members of PrinREI’s global real estate-related securities team, located in offices across the globe.  Collectively, these individuals serve as the portfolio construction team.  Investment analysts are responsible for providing continuous buy/sell/hold recommendations for all securities within their coverage universe.  Analyst recommendations are reviewed by the portfolio construction team, typically reviewed during region-specific calls conducted weekly.

Security selection and sell actions are facilitated through the recommendations of regional team leaders.  As part of the deliberation, the portfolio construction team is provided with written company research reports and valuation summaries.  In determining the shape and composition of the portfolio, the portfolio construction team will also consider the output of PrinREI’s proprietary stock ranking model, the comparative attractiveness of stocks in a global context and the impact any proposed action would have on portfolio risk.

The final phase of the investment process is execution of the trade idea.  Regional trade desks are utilized by the portfolio construction team to help seek to achieve a high level of trade efficiency.

The investment process utilized by PrinREI in managing the Fund’s assets is also employed by PrinREI for other clients, and was not designed specifically for the Fund.

Investment Limitations	Investments in a Single CMBS Bond. No investment in an individual CMBS bond may comprise 10% or more of the Fund’s total assets at the time of purchase.

Credit Threshold.  With respect to CMBS deals issued prior to 2009, the Fund may only invest in securities originally rated no lower than “A-” by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or “A3” by Moody’s, Investor Services Inc. (“Moody’s”).

At the time of investment, the Fund may invest in debt securities rated below investment grade (as defined below) (i.e., “junk bonds”).  Under normal market conditions, it is expected that the Fund will invest no more than 75% of its total assets in debt securities rated below “investment grade” at the time of investment, and no more than 10% of its total assets in debt securities rated CCC+/Caa1 or lower (or equivalent rating) at the time of investment.  The Fund considers a security’s rating to be the second-highest rating assigned by a nationally recognized statistical ratings organization (“NRSRO”), or the only rating, if rated by only one NRSRO.  “Investment grade” securities are securities rated within the four highest grades based on the foregoing (e.g., rated BBB- or higher by S&P or Fitch, or Baa3 or higher by Moody’s, or equivalent ratings from another NRSRO), or unrated securities that PrinREI determines to be of comparable quality.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

These credit threshold policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or PrinREI downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency has downgraded, PrinREI may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other NRSROs.

NRSROs, such as Moody’s or S&P, are private services that provide ratings of the credit quality of debt obligations. While all issuances of CMBS carry ratings at new issuance, some CMBS issuers have become selective in which NRSROs they might utilize to provide such ratings and in some cases have been avoiding certain NRSROs altogether.  Ratings assigned by an NRSRO are not absolute standards of credit quality but represent the opinion of the NRSRO as to the quality of the obligation. NRSROs may fail to make timely updates in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Some CMBS issuances have been downgraded from initial ratings due to changes in rating methodology and changes in the credit quality of the underlying loans.  To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The integrity of the credit rating system has been questioned by the market.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. PrinREI independently evaluates securities and the ability of the issuers of such securities to pay interest and principal.

Limited Investments in Mortgage REITs. Under normal market conditions the Fund will invest no more than 10% of its total assets in mortgage REITs.

Limitations on Investments in Principal-Related CMBS Issuances.  The Fund may not purchase CMBS from any issuance with respect to which PrinREI or any of its affiliates (i) contributed loans to a CMBS pool, (ii) acts as the servicer for one or more mortgages backing the CMBS, (iii) was involved in the origination of any loan in the CMBS pool, or (iv) is or was in some other manner involved with an underlying CMBS loan, with the exception of previous servicing.

Investment Adviser and Investment Subadviser

ALPS will act as the Fund’s investment adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser.  ALPS currently employs four investment professionals with more than 70 years combined industry experience managing subadvisers.  As of December 31, 2012, ALPS provided supervisory and management services on approximately $8.25 billion in assets through closed-end funds, mutual funds and exchange-traded funds.  Pursuant to the Advisory Agreement, ALPS is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies described in the prospectus, coordinating and monitoring the investment activities of the subadviser, and managing the Fund’s business affairs, each subject to the general supervision and direction of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays ALPS a fee for the services it provides payable on a monthly basis at the annual rate of 1.05% of the Fund’s average Total Managed Assets (as defined below). From time to time, ALPS may waive all or a portion of its fee.  For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund  minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board of Trustees as from time to time in force.

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”).  “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities.  Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

The initial term of the Advisory Agreement is two years, and it may be re-approved annually thereafter by the Board of Trustees or the Fund’s shareholders. The Board of Trustees, shareholders of the Fund, and ALPS may each terminate the Advisory Agreement upon sixty (60) days’ notice.

PrinREI will act as the Fund’s investment subadviser pursuant to an investment subadvisory agreement among the Fund, ALPS and PrinREI (the “Subadvisory Agreement”).  PrinREI is registered with the Securities and Exchange Commission as an investment adviser.  PrinREI was founded in 1998, and as of December 31, 2012, managed approximately $44.8 billion in commercial real estate assets.  PrinREI’s address is 801 Grand Avenue, Des Moines, IA 50309.  PrinREI is the dedicated real estate group of Principal Global Investors, a member company and affiliate of Principal Financial Group, which is a public company listed on the New York Stock Exchange under the ticker symbol PFG.

Under the Subadvisory Agreement, for the services it provides to the Fund, PrinREI receives a portion of the fee paid to ALPS by the Fund.  PrinREI’s fee is payable on a monthly basis at the annual rate of 0.55% of the Fund’s average Total Managed Assets. The Fund is not responsible for paying the subadvisory fee to PrinREI.

The initial term of the Subadvisory Agreement is two years and it may be re-approved annually thereafter by the Board of Trustees or the Fund’s shareholders. The Board of Trustees, shareholders of the Fund, and ALPS may terminate the Subadvisory Agreement immediately upon notice to PrinREI, and PrinREI may terminate the Subadvisory Agreement upon sixty (60) days’ notice to the Fund and ALPS.

Administrator

ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), AFS is responsible for calculating net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.  AFS is entitled to receive a monthly fee at the annual rate of 0.15% of the average Total Managed Assets of the Fund. See “Summary of Fund expenses.”

Leverage

The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of  leverage, which may include Borrowings (as defined above), the issuance of preferred shares, and the use of derivatives or certain investment techniques.  Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets).  However, based on market conditions at the time, the Fund may use such leverage in amounts that represent less than 33 1/3% of the Fund’s total assets.

The Board of Trustees of the Fund has the ultimate authority regarding the type of leverage used by the Fund and the extent to which they are employed, and makes these decisions based upon recommendations from ALPS and PrinREI. ALPS and PrinREI will generally recommend that the Fund utilize leverage to a lesser extent (or not utilize leverage at all) if they anticipate that a greater use of leverage would result in a lower return to Common Shareholders over time. There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund does not intend to use leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within [30] to [60] days after the completion of this offering, and may thereafter use leverage. The Fund currently anticipates that leverage will initially be obtained through the use of bank borrowings or other similar term loans, and/or through reverse repurchase obligations.

Notwithstanding the 33 1/3% limit discussed above, the Fund may enter into derivatives or other transactions that may provide leverage (other than Limited Leverage), but which are not subject to the foregoing 33 1/3% limitation, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments.  The Fund will not enter into any such transaction if it would result in the Fund having total leverage (i.e., Limited Leverage plus any leverage incurred through these additional transactions) in excess of 40% of the Fund’s total assets. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions, although the dollar amount of these fees payable by the Fund will increase and decrease along with increases to and decreases in the value of the Fund’s total assets. In addition, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

Use of leverage creates an opportunity for increased return for Common Shareholders, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the Common Shares), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. During periods in which the Fund is using leverage, the fees paid to ALPS for investment advisory services, to PrinREI for subadvisory services, and to AFS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from Limited Leverage.

Holders of the Fund’s preferred shares, if any, will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees and administrative fees attributable to the increase in total assets resulting from the issuance of preferred shares will be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the net asset value per Common Share.

Under the requirements of the 1940 Act, the Fund, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of capital stock, or purchase any such capital stock, unless the Fund’s aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred shares plus the aggregate amount of senior securities representing indebtedness. In addition, the Fund is not permitted to declare any cash dividend or distribution on its common stock unless, at the time of such declaration, its preferred shares plus senior securities representing indebtedness has an asset coverage of at least 200%.

In connection with the Fund’s anticipated use of Limited Leverage, PrinREI may seek to hedge the associated interest rate risks through derivative instruments, which may include interest rate swaps, caps, floors, collars, rate forwards and interest rate futures (and options thereon). These transactions involve investment techniques and risks different from those associated with portfolio transactions in commercial real estate-related securities. PrinREI is not required to engage in any hedging techniques, and there can be no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective. For additional discussion of the risks associated with these hedging transactions, see “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

Distributions	The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund may also make monthly distributions in excess of its net investment company taxable income (which term includes net short-term capital gain), in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares. A “return of capital” represents a return of a shareholder’s original investment in Common Shares, and should not be confused with a dividend from earnings and profits. The amount of net investment company taxable income available for each monthly distribution can vary depending on a number of factors, including dividends payable on the Fund’s preferred shares, if any, or other costs of leverage. The Fund may also retain cash reserves if deemed appropriate by PrinREI to meet the terms of any leverage or derivatives transaction. There can be no assurance therefore, that the Fund will continue to pay regular monthly distributions, or that it will do so at a particular rate.

ALPS intends to apply to the SEC, on behalf of the Fund, for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).  ALPS expects that to rely on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Fund’s Board of Trustees to make determinations regarding the appropriateness of use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital.  There is no assurance that the SEC will grant the Fund’s request for such exemptive order, or that the Fund will rely on the exemptive order, if granted.

The Fund’s initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash. Distributions to Common Shareholders who do not make such an election will be automatically reinvested in additional Common Shares.

Listing and Symbol	The Fund anticipates that its common stock will be approved for listing on the New York Stock Exchange (“NYSE”) under the symbol “PGZ.”

Dividend Reinvestment Plan

Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the dividend reinvestment plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by              as dividend disbursing agent. Whenever the Fund declares a dividend or other distribution payable in cash, participants in the dividend reinvestment plan will receive the equivalent in Common Shares.

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-

flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of leverage and in the ability to make certain types of investments, including investments in illiquid securities. See “Description of Capital Structure.”

Custodian and Transfer Agent	will serve as the Fund’s custodian and transfer agent.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares:

No Operating History. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk.    An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Risk of Loss.  Investments in securities carry the risk of the loss of capital.  Depending upon the investment strategies employed and market conditions, the Fund may be adversely affected by unforeseen events involving such matters as political crises, changes in interest rates and forced redemptions of securities.  No guarantee or representation is made that the Fund’s investment program will be successful.  The performance of PrinREI and its affiliates’ prior investments are not necessarily indicative of the Fund’s future results.  While PrinREI intends for the Fund to make investments that have estimated returns commensurate with the risks undertaken, there can be no assurances that targeted returns will be achieved.  On any given investment, loss of principal is possible.  Control over the operation of the Fund will be vested entirely with ALPS and PrinREI, and the Fund’s future profitability will depend largely upon the business and investment acumen of PrinREI.  The loss of service of one or more employees of PrinREI could have an adverse effect on the Fund’s ability to realize its investment objective.

Risks Associated with Investment in Commercial Real Estate Loans.  Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest.  CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having a multi-family or commercial use, such as shopping malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers.  Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.  These risks include:

•                  Declines in the value of real estate;

•                  Declines in rental or occupancy rates;

•                  Risks related to general and local economic conditions;

•                  Dependency on management skills of the borrower or third party property management firm;

•                  Risk depending on the timing of cash flows from the underlying mortgage properties;

•                  Possible lack of available mortgage funds to refinance the mortgage loans at maturity;

•                  Overbuilding;

•                  Extended vacancies in properties;

•                  Increases in property taxes and operating expenses, including energy costs;

•                  Changes in zoning laws and other governmental rules, regulation and fiscal policies; compliance with existing legal and regulatory requirements, including environmental controls and regulations;

•                  Risks related to the ability of a property to attract and retain tenants, including those listed in this section, as well as the ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions;

•                  Expenses incurred in the cleanup of environmental problems;

•                  Costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws;

•                  Risks related to the type and use of a particular commercial property, e.g., hospitals, nursing homes, hospitality properties and other property types;

•                  Casualty or condemnation losses, including where liability and casualty insurance does not provide full protection;

•                  Changes in interest rates and the availability of credit to refinance such loans at or prior to maturity;

•                  Changes in tax laws;

•                  Terrorist threats and attacks;

•                  Social unrest and civil disturbances; and

•                  Weather and other acts of God.

The above factors may impact the ability of a borrower to meet its obligations on the loan.  Certain loans may default which could result in either a foreclosure of the property or a restructure of the loan.  Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds may be shorter or longer than the original term of the loan.  Losses on the loans will negatively impact the most subordinate CMBS classes first.  Any proceeds received from the loans will generally be applied to the most senior bonds outstanding before any payments are made to the subordinate bonds.  The occurrence of defaults and losses on the loans may result in downgrades of the CMBS by the NRSROs.  See “Risks—Risks Associated With Recent Adverse Developments In The Mortgage Finance And Credit Markets.”

In addition the following risks apply to investments in CMBS (several of which also apply more generally to investments in debt securities and other asset backed securities):

                                                Credit Quality and Selection.  In addition to the risks listed above, CMBS are affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets.  Risk factors related to the foregoing include:

•                  Potential lack of diversification in certain CMBS issuances;

•                  Dependence on the skills, decision-making and experience of the various issuers in selecting the commercial mortgages backing the issuances; and

•                  Adverse borrower selection within an issuance.

                                                Amortization, Refinance or Sale.  Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity.  Commercial loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment.  The ability of a borrower to effect a refinancing or a sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property.  In addition, commercial real estate loans generally are non-recourse to borrowers.  In the event of foreclosure on a commercial real estate loan, the value of the collateral securing the loan at the time of foreclosure may be less than the principal amount outstanding on the loan plus accrued but unpaid interest thereon, resulting in a non-collectable deficiency.  Losses realized on the sale of foreclosed properties could negatively impact the credit enhancement provided to certain CMBS investments and eventually lead to a loss of principal.

Lack of Sufficient Investment Opportunities.  It is possible that the Fund will never be fully invested if the Fund does not receive its desired allocations of investments or PrinREI does not find a sufficient volume of investments it deems appropriate for the Fund.  New issuances of CMBS were halted during the recent global liquidity crisis.  While new CMBS issuance has resumed, it remains uncertain how robust the market will become or the impact any potential regulatory reform may have on the CMBS market.  Such market conditions could impact the valuations of the Fund’s investments and impair PrinREI’s ability to buy securities for the Fund.  The business of acquiring the type of investments targeted by the Fund is highly competitive and involves a high degree of uncertainty.

Lack of Operating Control of Underlying Investments.  The day-to-day operations of the real estate companies and properties underlying the commercial real estate loans that secure the Fund’s CMBS investments will be the responsibility of the owners and developers of such companies and properties.  Although PrinREI will be responsible for monitoring the performance of each CMBS investment, there can be no assurance that the owners and developers will be able to operate the underlying companies or properties in accordance with their business plans or the expectations of the Fund.

Lack of Control Over CMBS.  The Fund will generally not have a right to vote or to make decisions with respect to the administration of the CMBS investments or servicing of the commercial real estate loans that underlie the Fund’s CMBS investments.  Those decisions will generally be made by one of the master servicer, special servicer, trustee or a controlling party.  Any decision made by one of those parties may not be in the best interest of the Fund and, even if that decision is determined to be in the Fund’s best interests by that party, may be contrary to the decision that the Fund would have made and may negatively affect the Fund’s interests.

Due Diligence Risks of CMBS.  Before making any investments in CMBS, PrinREI will assess the factors that it believes will determine the success of that investment.  This process is particularly important and subjective because there may be little information publicly available about the CMBS other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS.  The Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment in CMBS will be successful.

                                                Credit Ratings—Rating Agencies.  The Fund can invest in CMBS rated “investment grade” or “below investment grade” by an NRSRO.  The term “investment grade” denotes a credit rating of BBB- or higher by S&P, or Baa3 or higher by Moody’s, or BBB- or higher by Fitch, or BBB- or higher by Kroll Bond Rating Agency, Inc., or BBB(low) or higher by Dominion Bond Rating Service or BBB- or higher by Morningstar or such comparable rating by any other NRSRO.  The term “below investment grade”  (commonly referred to as “junk bonds” or “high yield securities”) denotes a credit rating of BB+ or lower by S&P, or Ba1 or lower by Moody’s, or BB+ or lower by Fitch, or BB+ or lower by Kroll Bond Rating Agency, Inc., or BB(high) by Dominion Bond Rating Services or BB+ or lower by Morningstar or such comparable rating by any other NRSRO.  A credit rating is a current assessment of the probability of timely payment of interest and ultimate recovery of principal.  The ratings are based on current information furnished by the issuer or obtained by the NRSRO from other sources the credit rating agency considers reliable.  NRSROs do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  NRSROs may take into consideration obligors such as guarantors, insurers or lessees.

                                                Use of Credit Rating. A credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  Credit ratings do not constitute a guarantee of the quality of CMBS.  The rating assigned to a security reflects only the NRSRO’s opinion.   The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, sufficient information or for other circumstances.  A change in a bond’s credit rating typically will affect the price of the bond.  The use of credit ratings for evaluating bonds involves certain risks.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of bonds.  Also, NRSROs may fail to change credit ratings in a timely manner to reflect recent events.  If an NRSRO changes the rating of a security held by the Fund, the Fund may retain the security if PrinREI believes such retention is in the best interest of the Fund’s investors.

                                                Risks Associated with the Insolvency of Obligations Backing CMBS.  The commercial real estate loans backing the CMBS may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors.   If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction.  There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence.  In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

                                                Bankruptcy Proceedings.  If a borrower of a commercial real estate loan is the subject of a bankruptcy proceeding, payments on the loan may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court including the following:

•                  An “automatic stay,” under which the lender will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to such commercial mortgage loan without permission from the court.

•                  Conversion by the bankruptcy court of such commercial real estate loan into more junior debt or into an equity obligation of the borrower thereof or obligor thereon.

•                  Modification of the terms of the commercial real estate loan by the bankruptcy court, including reduction or delay of the interest or principal payments thereon.

•                  Grant of a priority lien to a new money lender to the borrower of, or obligor on, the commercial real estate loan.

Any of the foregoing could cause the related CMBS to decrease in value.

                                                Risks Associated with Interest Shortfalls.  The Fund’s CMBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the CMBS.  Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans.  The servicer in a CMBS trust is required to advance monthly principal and interest payments due on a delinquent loan.  Once a loan is 60 days delinquent, the servicer is required to obtain a new appraisal to determine the value of the property securing the loan.  The servicer is only required to advance interest based on the lesser of the loan amount or 90% of the appraised value.  Interest shortfalls occur when 90% of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount.  The resulting interest shortfalls impact interest payments on the most junior class in the trust first.  As interest shortfalls increase, more senior classes may be impacted.  Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected.  Interest shortfalls to the trust may also occur as a result of accumulated advances and expenses on defaulted loans.  When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to CMBS bond holders.  If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses.  If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a CMBS trust until the servicer’s claim is satisfied.

                                                Risks Associated with Prepayment.  The Fund’s CMBS investments may be subject to prepayment.  Prepayments on CMBS are affected by a number of factors.  If prevailing rates for commercial real estate loans fall below the interest rates on the commercial real estate loans underlying the Fund’s CMBS investments, prepayments would generally be expected to increase.  Conversely, if prevailing rates for commercial real estate loans rise above the interest rates on the commercial real estate loans underlying the Fund’s CMBS investments, prepayment rates would generally be expected to decrease.  Faster than expected prepayments may adversely affect the Fund’s profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities.  Certain commercial real estate loans underlying CMBS may have lockout periods and/or defeasance periods during which time prepayment is prohibited or prepayment penalties or substitute defeasance collateral is required.  However, certain of such CMBS permit prepayment after such lockout periods or defeasance periods or the periods for such prepayment premiums have expired.  Prepayments on CMBS are also affected by the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.  However, there can be no assurance that the underlying loans of a CMBS issue will prepay at any particular rate.

                                                Risks Associated with Extensions.  The Fund’s CMBS investments may be subject to extension, resulting in the term of the securities being longer than expected.  Extensions on CMBS are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.

                                                Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.  A decline in income could affect the Common Shares’ market price or their overall returns.

                                                Risks Associated with the Servicers.  The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS may be highly dependent on the performance of the servicer or special servicer.  The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans.  Such servicers may exit the business and need to be replaced which could have a negative impact on the portfolio due to lack of focus during a transition.  Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds.  While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS may have a conflict of interest.  There may be a limited number of special servicers available, particularly those which do not have conflicts of interest.

                                                Risks Associated with Structured Securities.  Structured securities are securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from, or sale proceeds of, a specified pool of assets that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities.  The CMBS in which the Fund will invest are structured securities.  Thus, CMBS will bear various risks typically experienced by structured securities:  credit risks, liquidity risks, interest rate risks, market risks, operational risks, structural risks and legal risks.  The CMBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform.  The performance of the CMBS is also dependent on the allocation of principal and interest payments as well as losses among the classes of such securities of any issue.  In addition, concentrations of CMBS backed by underlying collateral located in a specific geographic region or concentrations of specific borrowers or property types, may subject the CMBS to additional risk.  Certain CMBS may have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels, which would reduce or eliminate payments of interest on one or more classes of such CMBS for one or more payment dates.  Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of the more junior securities may lengthen.  As a result, a shortfall in payments to subordinate investors in CMBS will generally not result in a default being declared on the transaction and the transaction will not be restructured or unwound.

                                                Risks Associated with the Limited Liquidity of CMBS.  The CMBS investments the Fund may invest in may have no, or only a limited, trading market.  The liquidity of the CMBS will generally fluctuate with, among other things, general economic conditions, domestic and international political events, developments or trends in a particular industry.  The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during period of extreme market volatility, such as the recent global liquidity crisis.  Such market conditions could re-occur and would impact the valuations of the Fund’s investments and impair PrinREI’s ability to sell securities.  Some or all of the CMBS may also be subject to restrictions on transfer and may be considered illiquid.

                                                Risks Associated with Interest Rate Movements.  Debt securities, such as CMBS, are sensitive to changes in interest rates.  In general, bond prices rise when interest rates fall and fall when interest rates rise.  Longer-term bonds are generally more sensitive to interest rate changes.  The Fund may utilize derivative instruments for purposes of hedging interest rate risk.  The use of derivatives may involve certain costs and risks which are outlined below.

                                                “Spread Widening” Risk.  For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Fund invests may increase substantially causing the securities prices to fall.  It may not be possible to predict, or to hedge against, such “spread widening” risk.  In addition, mark-to-market accounting of the Fund’s investments will have an interim effect on the reported value prior to realization of an investment.

                                                Risks Associated with Hedging.  The Fund may, but is not obligated to, utilize financial instruments, such as over-the-counter derivatives transactions, to hedge its investments and the interest rate and/or spread risk associated therewith.  There can be no assurance that the Fund will hedge when appropriate or choose the correct hedge if it does hedge.  The use of hedging transactions involves certain risks.  These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had a particular hedging transaction not been utilized, in which case the Fund’s performance would have been better had the Fund not engaged in the hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the hedging instrument used; and (iii) potential illiquidity for the hedging instrument used, which may make it difficult or costly for the Fund to close-out or unwind a hedging transaction.

Over-the-counter derivatives transactions are also subject to counterparty risk. Counterparty risk is the risk that the party on the opposite side of a contract will be unable to fulfill the terms of the contract when called upon, creating exposure equal to the replacement cost or loss of market value of the contract.  To minimize counterparty risk, the Fund may diversify its counterparty exposure and may create exposure limits.

The Fund’s use of derivatives or other hedging transactions may be limited by legal and regulatory requirements applicable to the Fund or PrinREI.

                                                Tax Risk Relating to Investments in Certain REMICs.  The Fund may acquire residual interests in REMICs. The Fund may be taxable at the highest corporate income tax rate on a portion of the income arising from a residual interest in a REMIC that is allocable to the percentage of the Fund’s Common Shares held by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from unrelated business taxable income. Because this tax would be imposed on the Fund, all of the Fund’s investors, including investors that are not disqualified organizations, would bear a portion of the tax cost associated with the Fund’s investment in a residual interest in a REMIC. See “Federal Income Tax Matters.”

In addition, if the Fund realizes excess inclusion income and allocates it to Common Shareholders, this income cannot be offset by net operating losses of the Common Shareholders. If the Common Shareholder is a tax-exempt entity and not a disqualified organization, then this income would be fully taxable as unrelated business taxable income under Section 512 of the Code. If the Common Shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty.

                                                Risks Associated with Tax Code or Accounting Changes.  CMBS are generally structured as REMICs under the tax code, which impacts the tax treatment of the CMBS.  Changes to REMIC legislation could impact the investment performance of the CMBS and, as a result, the Fund.  In addition, changes in accounting standards, such as mark-to-market or consolidation rules, could negatively impact the performance of the Fund.

Below Investment Grade Securities Risk.  The Fund may invest in CMBS and other securities rated below investment grade or, if unrated, determined by PrinREI to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in junk bonds involves substantial risk of loss. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Junk bonds display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for junk bonds tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Real Estate-Related Securities Risk. Although the Fund will not invest directly in real estate, the Fund will invest in securities of issuers that are have significant exposure to real estate and the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REIT-Related Risk.  As part of its investments in real estate-related securities, the Fund will invest in REITs.  REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants.  REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses.

REITs are subject to management fees and other expenses, and so when the Fund invests in REITs it will bear its proportionate share of the costs of the REITs’ operations.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. To the extent the Fund invests in Mortgage REITs it will also be subject to credit risk.  Credit Risk is the risk that the borrower will not be able to make interest and dividend payments on the loan to the REIT when they become due.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Similar risks would also apply with respect to U.S. REIT-like structures, non-U.S. REIT-like structures, and REITs formed under the laws of countries other than the United States.

Risks Associated with Direct Ownership of Real Estate Loans.

Commercial Mortgage Loans.  The Fund may invest in commercial mortgage loans.  The value of the Fund’s commercial mortgage loans will be influenced by the historical rate of delinquencies and defaults experienced on the commercial mortgage loans and by the severity of loss incurred as a result of such defaults.  The factors influencing delinquencies, defaults, and loss severity include: (i) economic and real estate market conditions by industry sectors (e.g., multifamily, retail, office, hospitality); (ii) the terms and structure of the mortgage loans; and (iii) any specific limits to legal and financial recourse upon a default under the terms of the mortgage loan.

Commercial mortgage loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single-family residences.  The ability of a borrower to repay a loan secured by income-producing property typically is dependent primarily upon the successful operation and operating income of such property  (i.e., the ability of tenants to make lease payments, the ability of a property to attract and retain tenants, and the ability of the owner to maintain the property, minimize operating expenses, and comply with applicable zoning and other laws) rather than upon the existence of independent income or assets of the borrower.  Most commercial mortgage loans provide recourse only to specific assets, such as the property, and not against the borrower’s other assets or personal guarantees.

Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining “balloon” amount at or prior to maturity of the mortgage loan.  Accordingly, investors in commercial mortgage loans bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower’s obligation.  Exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values.  In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

Subordination of Investments.  Some of the Fund’s investments may be in b-notes and other subordinated loans, structurally subordinated mezzanine loans and preferred equity interests of a direct or indirect property owning entity.  These investments will be subordinated to the senior obligations of the property or issuer, either contractually or inherently due to the nature of equity investments.  Greater credit risks are usually attached to these subordinated investments than to a borrower’s first mortgage or other senior obligations.  In addition, these investments may not be protected by financial or other covenants and may have limited liquidity.  Adverse changes in the borrower’s financial condition and/or in general economic conditions may impair the ability of the borrower to make payments on the subordinated investments and cause it to default more quickly with respect to such investments than with respect to the borrower’s senior obligations.  In many cases, the Fund’s management of its investments and its remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of the more senior lenders and contractual inter-creditor provisions.  Investment in b-notes and other subordinated loans may be less in volume relative to any such debt.  As such, it is more likely that a complete loss may occur in the event of a default on such debt.  Furthermore, the Fund may not possess adequate funds in order to purchase any senior notes.

Mezzanine Loans.  Although not secured by the underlying real estate, mezzanine loans share certain risks as described in Subordination of Investments above and characteristics of subordinate loan interests described herein.  It is expected that the commercial properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness.  As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein.  Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.  Mezzanine loans are not secured by interests in the underlying commercial properties.

B-Notes and A/B Structures.  The Fund may invest in b-notes, which investments are subordinate to the a-note portion of the same loan (which the Fund would not expect to hold).  In addition to the risks described above in Subordination of Investments, certain additional risks apply to b-note investments, including those described herein.  The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan is in the first loss position.  As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to purchase the a-note from its holder.  If available, this right may not be meaningful to the Fund.  For example, the Fund may not have the capital available to protect its b-note interest or purchasing the a-note may alter the Fund’s overall portfolio and risk/return profile to the detriment of Common Shareholders.

Bridge Financings.  The Fund may invest in bridge loans as part of its investment strategy.  The Fund will bear the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings.  If the borrower were unable to complete a refinancing, then the Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity.  The Fund may make an investment with the intent of financing or otherwise reducing the Fund’s investment shortly after the closing of such investment.  There can be no assurance that other transactions designed to reduce or leverage the Fund’s investment, or that terms of such financings will be attractive when closed.  If the Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended.  In addition, bridge financings may be secured by properties that are in transition or under “lease up.”  There is a risk that completion of such transition or “lease up” of such properties will not occur.  In that event, the Fund may be required to take possession of the property.

Concentration Risk.  The Fund will be concentrating in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate.  Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.  Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, and real estate more generally, will have a significant impact on the Fund’s performance.

Credit Risk.  A Fund could lose money if the issuer or guarantor of CMBS, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  These risks are heightened with respect to issuers of high-yield or “junk”  bonds.

Pricing Risk. Daily valuations of most of the Fund’s securities are provided by a third-party pricing service.  There can be no assurance that PrinREI will be able to sell the securities at the same price as the valuations.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. Non-public or non-securities investments will be valued on a fair-value pricing basis.  See “Net Asset Value.”

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Excise Tax Risk.  A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions.

There can be no assurance of the Fund’s excise tax liability. See “Federal Income Tax Matters” in the Prospectus and “Taxes” in the accompanying Statement of Additional Information (“SAI”).

Asset-Backed Securities Risks.  Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Payments of principal and interest on asset-backed securities may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement. The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the Fund generally has no recourse against the entity that originated the loans.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, the Fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities.

Repurchase Agreement Risk.  While repurchase agreements involve certain risks not associated with direct investments in debt securities, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Risks Related to the Fund’s Use of Leverage. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets).  Notwithstanding the 33 1/3% limit discussed above, the Fund may enter into derivatives or other transactions that may provide leverage (other than Limited Leverage), but which are not subject to the foregoing 33 1/3% limitation, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments.  The Fund will not enter into any such transaction if it would result in the Fund having total leverage (i.e., Limited Leverage plus any leverage incurred through these additional transactions) in excess of 40% of the Fund’s total assets. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions, although the dollar amount of these fees payable by the Fund will increase and decrease along with increases to and decreases in the value of the Fund’s total assets. In addition, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

The instruments utilized to provide leverage have seniority in liquidation and distribution rights over Common Shares.

Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from leverage exceed the costs of such leverage, the use of leverage could cause the Fund’s net asset value to decline. When leverage is used, the net asset value and market value of the Common Shares will be more volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees and administrative fees are each based on the Fund’s total assets, use of Limited Leverage increases the effective management fee and administrative fee borne by Common Shareholders. In addition, the issuance of certain types of leverage (e.g., preferred shares) by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s interest or dividend payments on Limited Leverage and could reduce cash available for distributions on Common Shares. Certain forms of Limited Leverage are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund may also be required to pledge assets to the lenders in connection with certain other types of Limited Leverage.

Leverage involves other risks and special considerations for Common Shareholders, including the likelihood of greater volatility in the net asset value and market price of Common Shares than a comparable portfolio without leverage. That means that, in a declining market, leverage is likely to cause a greater decline in the net asset value of Common Shares than if the Fund were not leveraged. That, in turn, may result in a greater decline in the market price of Common Shares than if the Fund were not leveraged.

Leverage constitutes a substantial lien and burden by reason of their prior claim against income and against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Common Shares and preferred shares, with respect to the payment of distributions or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares or purchase Common Shares or preferred shares unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any borrowings. In addition, the Fund may not be permitted to pay distributions on Common Shares unless all dividends on any preferred shares and/or accrued interest on any borrowings have been paid, or set aside for payment.

In an event of default under certain forms of leverage, the lenders or preferred shareholders may have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or preferred shareholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund’s Borrowings may include loans from banks or other financial institutions, reverse repurchase agreements, and senior notes or similar debt securities. The terms of any preferred shares the Fund issues, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s declaration of trust) if and when it authorizes the preferred shares. If the Fund is unable to refinance certain forms of leverage when it matures the Fund may be forced to sell securities in its portfolio to repay such leverage. Further, if the Fund does not repay the leverage when it matures, that will trigger an event of default under the terms of the Fund’s borrowings (which will likely increase the interest rate payable on such borrowings and give the lenders under such borrowings certain additional rights) and will trigger a higher dividend rate on the preferred shares.

In connection with the Fund’s anticipated use of Limited Leverage, PrinREI may seek to hedge the associated interest rate risk through derivative instruments, which may include interest rate swaps, caps, floors, collars, rate forwards and interest rate futures (and options thereon). There are economic costs of hedging reflected in the pricing of these derivative instruments which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in PrinREI’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between interest rates and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments will be subject to PrinREI’s ability to predict correctly changes in the relationships of such hedge instruments to the leverage used by the Fund, and there can be no assurance that PrinREI’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its interest rate exposure.

Finally, the 1940 Act provides certain rights and protections for preferred shareholders which may adversely affect the interests of Common Shareholders.

Risks Associated with Swap Transactions.  The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If PrinREI is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  The Fund generally may only close out a swap or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Preferred Stock Risk. Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Non-U.S. Securities Risk. The Fund may invest a significant portion of its assets in securities of non-U.S. issuers, including securities of issuers located in emerging markets (see Emerging Markets Risk). Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Emerging Markets Risk. The Fund may invest in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country not included in the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk. Because the Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. Initially, the Fund does not expect to enter into foreign currency hedging transactions, but may do so in the future if PrinREI believes it to be in the best interest of the Fund and its shareholders.

Small and Mid-Capitalization Stock Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Risks Associated with Futures Contracts.  If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading.  In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.  Successful use of futures by the Fund also is subject to PrinREI’s ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the value of a currency in which certain portfolio securities are denominated, and the value of that currency increases instead, the Fund will lose part or all of the benefit of the increased value of the securities denominated in the currency which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Risks Associated with Forward Currency Contracts.  PrinREI’s decision whether to enter into forward foreign currency contracts will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that PrinREI’s view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

The Fund may also utilize forward rate contracts.  Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  If the other party to a forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive that is in excess of collateral posted by the Fund’s counterparty in respect of such liability. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Risks Associated with Covered Calls.  The Fund may write covered call options, subject to the limitation that no more than 50% of the Fund’s assets attributable to equity securities will be subject to covered call options at any given time. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option prior to exercise. If trading were suspended in an option, the Fund would not be able to close out the option position. If the Fund were unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Portfolio Turnover Risk.  The techniques and strategies contemplated by the Fund may result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will be between 75% and 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) would necessarily involve greater expenses to the Fund and could result in realization of net short-term capital gains.

Market Price of Common Shares.    The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchase Common Shares in this offering and subsequently sell their Common Shares below net asset value will be reduced.

Risks from Non-Diversified Status.    As a non-diversified investment company under the 1940 Act, and the rules and regulations thereunder, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.  The Fund will participate in a limited number of investments and all or a substantial majority of its investment portfolio may be in a particular bond class.  As a result, the Fund’s investment portfolio could have significant investments in a particular issuer or bond class.  An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Common Shares. While the investment limitations of the Fund restrict investments in any specific CMBS bond to a maximum of ten percent of the Fund’s total assets, losses incurred on an investment of this size could still have a significant impact on overall Fund performance.  The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies.  See “Taxes” in the Statement of Additional Information.  See “Risks—Risks from Non-Diversified Status.”

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. ALPS, PrinREI and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Capital Market Risk.    Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due.

Anti-Takeover Provisions.    The Fund’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately          Common Shares. If the Fund issues fewer shares of common stock, the expenses per share would be higher. The following table assumes the use of leverage in an amount equal to 33 1/3% of the Fund’s total assets (or approximately 50% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to common stock.

Shareholder transaction expenses
Sales load (as a percentage of offering price)%
Expenses (as a percentage of offering price)		%(1)(2)
Dividend reinvestment plan fees	None	(3)

	Percentage of Net Assets Attributable to Common Stock (Assuming the Use of Leverage Equal to 33 1/3% of the Fund’s Total Assets) (4)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.58%
Administrative Fees	0.23%
Interest Payments on Borrowed Funds	0.60%
Other Expenses	0.24	% (5)
Total Annual Expenses	2.65%

(1)

ALPS and AFS have agreed to pay all organizational expenses of the Fund and to pay those offering expenses of the Fund (exclusive of sales load) that exceed $     per common share. Based on an estimated offering size of     (approximately     Common Shares), the Fund would pay a maximum of $          of offering costs (or $     per share) and ALPS and AFS would pay all offering costs in excess of $     , which are currently estimated to be $     (or $          per share). To the extent that aggregate offering expenses are less than $          per common share, the Fund will pay up to [•]% of the amount of the offering size up to such expense limit to ALPS Distributors, Inc., an affiliate of ALPS, as compensation for the distribution services it provides to the Fund. See “Underwriting.”

(2)

ALPS (and not the Fund) has agreed to pay from its own assets a structuring fee to    . ALPS (and not the Fund) may also pay certain qualifying underwriters a structuring fee, sales incentive fee, or additional compensation in connection with the offering.

(3)

There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)	For purposes of this assumption, all leverage used is in the form of Limited Leverage that is included in the calculation of Total Managed Assets. See “Leverage.”

(5)	Estimated expenses based on the current fiscal year.

Example

The purpose of the following table is to help a Common Shareholder understand the fees and expenses that such holder would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately                  Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund.”

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $         , estimated offering expenses of this offering of $        ) that you would pay on a $1,000 investment in Common Shares, assuming (i) net annual expenses of             % of net assets attributable to common and (ii) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

(1)

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 31, 2012, and has no operating history. The Fund’s principal office is located at 1290 Broadway, Suite 1100, Denver, CO 80203, and its telephone number is (303) 623-2577.

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $         ($         if the underwriters exercise the over-allotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) estimated to be approximately $            , and the deduction of the sales load. ALPS and AFS have agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load) that exceed $             per Common Share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and investment strategies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within [30] to [60] days after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and investment strategies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and investment strategies, the Fund’s yield will be somewhat lower, but that its net asset value would be subject to less fluctuation, than will be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

General

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate-related securities.  There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities, primarily consisting of CMBS and other U.S. and non-U.S. real estate-related securities (primarily REITs or REIT-like entities).  Under normal circumstances, the Fund will invest between 20% and 80% of its total assets in CMBS and will invest between 20% and 80% in other real estate-related securities (including REITs).  A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property.  REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. The Fund will invest in CMBS and other real estate-related securities transactions at new issuance and in the secondary market which the Fund’s investment subadviser, PrinREI, believes will generate attractive risk-adjusted current yields and the potential for capital appreciation for the Fund.

The Fund will rely on PrinREI’s experience in the U.S. CMBS and global real estate-related securities markets to invest in both investment grade and below investment grade CMBS as well as other U.S. and non-U.S. real estate-related securities (including REITs).  PrinREI will select CMBS and other real estate-related securities which it believes are fairly or under-priced relative to current market valuations and which PrinREI believes will provide attractive risk-adjusted current yields and total returns to the Fund. PrinREI will employ its proprietary research, fundamental analysis, modeling and real estate underwriting staff to assess credit risk, determine fair value and perform bottom-up security selection.  After initially investing the proceeds of the offering, technical influences on the market will be considered before transacting to determine the appropriate time to either acquire or sell investments in the manner that PrinREI believes will be most consistent with helping the Fund achieve its investment objective.  Derivative instruments, including credit default swaps, interest rate swaps, caps, floors and collars, currency futures and forwards, rate forwards, and interest rate futures (and options thereon) may be used to reduce credit risk (in the case of credit default swaps), reduce interest rate risk (in the case of interest rate swaps, caps, floors, collars, rate forwards and interest rate futures), or help manage currency risk (in the case of currency forwards and futures), if PrinREI believes doing so would be beneficial to the Fund.  As market conditions warrant, PrinREI may also cause the Fund to sell (i.e., write) credit default swaps in order to gain market exposure and add incremental yield to the Fund’s portfolio.  The Fund may also use futures on indexes or baskets of real estate-related securities to gain market exposure, if PrinREI believes doing so would be beneficial to the Fund.  See “Risks—Risks Associated with Swap Transactions,” “—Risks Associated with Futures Contracts,” and “—Risks Associated with Forward Currency Contracts.”

The Fund currently expects to write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on equity securities that the Fund holds in its portfolio (i.e., covered calls) and no more than 50% of the Fund’s assets attributable to equity securities will be subject to covered call options at any given time. See “Risks—Risks Associated with Covered Calls.”

PrinREI will employ a dynamic asset allocation strategy in a manner consistent with the Fund’s investment objective—in other words, the Fund’s portfolio managers will work together to shift the Fund’s overall allocation between CMBS and other real estate-related securities over time to provide an allocation that they believe will be most consistent with helping the Fund achieve its investment objective at any given time.  PrinREI believes such a strategy will better position the Fund to seek the investment objective throughout a variety of potential market environments.  Allocation decisions will rely upon PrinREI’s top-down economic analysis and bottom-up assessment of relative value which is informed by individual investment sector experts.  Longer-term strategic allocations will be determined based primarily upon PrinREI’s macro outlook on the economy, real estate cycle and real estate fundamentals.  In addition, shorter-term tactical allocation shifts will be considered based upon a continual assessment of market valuations, quantitative analysis, and technical indicators.

As part of the Fund’s investments in CMBS, PrinREI will consider investments in conduit or single borrower transactions (including REMICs), re-REMICs, CMBS interest-only certificates or commercial real estate collateralized debt obligations (CMBS CDOs).  The Fund may purchase CMBS issued pursuant to registered offerings or offerings made in reliance on an exemption from registration under the Securities Act of 1933.  The Fund will limit its investments in CMBS to issuers organized in the United States. The Fund does not impose limits concerning maturity or duration when investing in CMBS or other debt instruments.

As part of the Fund’s investments in other real estate-related securities, PrinREI will consider investments in securities of U.S. and non-U.S. companies principally engaged in the real estate industry.  For purposes of the foregoing, the Fund considers a real estate-related security to be a security issued by an issuer that has at least 50% of its assets, income or profits derived from products or services related to the real estate industry.  These companies include REITs and REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund will invest in equity securities (common and preferred) and debt securities of small, medium, and large capitalization companies.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code of 1986.  REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and REIT-like entities.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. The Fund will typically have investments located in a number of different countries, including the U.S. and countries with emerging securities markets.

Up to 20% of the Fund’s total assets may be invested in other instruments, including whole commercial mortgage loans and subordinated real estate-related loans, as well as stocks and other equity investments, debt obligations and money market instruments, other investment companies, and derivative instruments that are not real estate-related securities or related to real estate-related securities.

The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage. An investment in the Fund may not be appropriate for all investors.

In the event of exceptional market or economic conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

The investment policy of the Fund of investing at least 80% of the Fund’s total assets in commercial real estate-related securities is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Common Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

Investment Limitations

Investments in a Single CMBS Bond.  No investment in an individual CMBS bond may comprise 10% or more of the Fund’s total assets at the time of purchase.

Credit Threshold.  With respect to CMBS deals issued prior to 2009, the Fund may only invest in securities originally rated no lower than “A-” by S&P or Fitch or “A3” by Moody’s.  At the time of investment, the Fund may invest in debt securities rated below investment grade (i.e., “junk bonds”).  Under normal market conditions, it is expected that the Fund will invest no more than 75% of its total assets in debt securities rated below “investment grade” at the time of investment, and no more than 10% of its total assets in debt securities rated CCC+/Caa1 or lower (or equivalent rating) at the time of investment.  The Fund considers a security’s rating to be the second-highest rating assigned by an NRSRO, or the only rating, if rated by only one such NRSRO.  “Investment grade” securities are securities rated within the four highest grades based on the foregoing (e.g., rated BBB- or higher by S&P or Fitch, or Baa3 or higher by Moody’s, or equivalent ratings from another NRSRO), or unrated securities that PrinREI determines to be of comparable quality.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse effect on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

These credit threshold policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or PrinREI downgrades its assessment of that security. In determining whether to retain or sell a security that a rating agency has downgraded, PrinREI may consider such factors as its assessment of the credit quality of the security, the price at which the security could be sold, and the rating, if any, assigned to the security by other NRSROs.

NRSROs, such as Moody’s or S&P, are private services that provide ratings of the credit quality of debt obligations. While all issuances of CMBS carry ratings at new issuance, some CMBS issuers have become selective in which NRSROs they might utilize to provide such ratings and in some cases have been avoiding certain NRSROs altogether.  Ratings assigned by an NRSRO are not absolute standards of credit quality but represent the opinion of the NRSRO as to the quality of the obligation. NRSROs may fail to make timely updates in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Some CMBS issuances have been downgraded from initial ratings due to changes in rating methodology and changes in the credit quality of the underlying loans.  To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The integrity of the credit rating system has been questioned by the market.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. PrinREI independently evaluates securities and the ability of the issuers of such securities to pay interest and principal.

Limited Investments in Mortgage REITs.  Under normal market conditions the Fund will invest no more than 10% of its total assets in mortgage REITs.

Limitations on Investments in Principal-Related CMBS Issuances.  The Fund may not purchase CMBS from any issuance with respect to which PrinREI or any of its affiliates (i) contributed loans to a CMBS pool, (ii) acts as the servicer for one or more mortgages backing the CMBS, (iii) was involved in the origination of any loan in the CMBS pool, or (iv) is or was in some other manner involved with an underlying CMBS loan, with the exception of previous servicing.

Unless otherwise noted, all investment limitations and restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, credit quality or other characteristics of securities held by the Fund may change after they are purchased, and this may cause the amount of the Fund’s total assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.

PrinREI’s CMBS Investment Process

PrinREI’s CMBS investment process combines fundamental analysis of the credit risks of the underlying commercial real estate loans with dynamic quantitative modeling of the CMBS transaction structure.  PrinREI believes having either qualitative or quantitative capabilities, in isolation, does little to help make sound investment decisions.  However, when combined, they provide what PrinREI believes to be a powerful tool for analyzing CMBS in seeking to execute a consistent process that leads to informed investment decisions.

PrinREI’s investment methodology combines extensive commercial real estate experience with a dynamic credit model to internally rate credit risk, identify relative value from a risk-adjusted perspective, assess cash flow volatility and actively manage risk through market cycles.

•                  Loan-level analysis is received from PrinREI’s commercial real estate underwriting staff who review the majority of loans underlying each CMBS pool (based on principal balance).

•                  Provides real-time feedback on property, market, competitive profile, tenant quality and overall loan underwriting, including potential stress points in loan performance.

•                  Estimates the timing of potential loan defaults and magnitude of losses.

•                  PrinREI’s proprietary CMBS model incorporates qualitative and quantitative inputs to produce distribution statistics at the individual loan and bond levels based upon approximately 2,000 probability-driven economic scenarios.

•                  Model incorporates input from PrinREI’s research group with respect to current and expected future market conditions in the overall economy and the commercial real estate markets.

•                  Loan level views from PrinREI’s underwriting staff are input into the system.

•                  Additional loan portfolio performance input from rating agency and issuer feedback is embedded into the analysis.

•                  Default and loss assumptions are based on internal and external research of the CMBS and commercial mortgage market, factoring in the specific loan level input received from PrinREI’s underwriting staff.

•                  Key outputs include modeled cumulative defaults and losses, internal credit ratings and expected yield-to-maturity, fair value and standard deviation of returns for each bond class.

•                  The Fund’s portfolio manager responsible for this portion of the Fund’s portfolio will draw final investment conclusions based upon the CMBS model outputs, CMBS market considerations (e.g. supply/demand fundamentals, market technicals, CMBS market outlook) and portfolio considerations (e.g. portfolio composition, investment objective, suitability).

•                  PrinREI has a team dedicated to the surveillance of existing CMBS portfolios.  The surveillance process includes semi-annual or more frequent reviews of the model assumptions and samples of underlying loans, including analysis of rent rolls and property operating statements and consultation with PrinREI’s real estate underwriters.  The results of the surveillance process play a key role in identifying potential credit issues which may influence PrinREI’s decision to hold or sell a bond.

•                  The portfolio manager utilizes the ongoing feedback from the surveillance team combined with model updates to help them define fair value of the assets at any given time.  The portfolio manager uses this information to determine hold versus sell decisions on individual securities. PrinREI believes this ongoing surveillance also better positions PrinREI with better information when bidding on bonds in the secondary market.

PrinREI’s Real Estate-Related Securities Investment Process

PrinREI’s real estate-related securities investment process begins with the study of opportunities by its dedicated real estate analysts.  Each analyst is responsible for identifying attractive investments within their coverage universe.  This is accomplished by conducting in-depth company research along with securities valuation. The team conducts extensive fundamental research through management meetings, asset inspections and the study of financial statements and regulatory filings.

The team also employs proprietary techniques to analyze each company’s valuation.  Net asset value  calculations are a fundamental component in the valuation review.   Other valuation techniques are used both as a check on the net asset value work and for studying stocks where regional and company differences dictate alternative techniques be considered.

Security selection and portfolio construction including the determination of country and property type active weights for the global strategy is the responsibility of the Fund’s portfolio manager responsible for this portion of the Fund’s portfolio.  He uses a team-based approach in decision-making, relying on close consultation with senior members of PrinREI’s global real estate-related securities team, located in offices across the globe.  Collectively, these individuals serve as the portfolio construction team.  Investment analysts are responsible for providing continuous buy/sell/hold recommendations for all securities within their coverage universe.  Analyst recommendations are reviewed by the portfolio construction team, typically reviewed during region-specific calls conducted weekly.

Security selection and sell actions are facilitated through the recommendations of regional team leaders.  As part of the deliberation, the portfolio construction team is provided with written company research reports and valuation summaries.  In determining the shape and composition of the portfolio, the portfolio construction team will also consider the output of PrinREI’s proprietary stock ranking model, the comparative attractiveness of stocks in a global context and the impact any proposed action would have on portfolio risk.

The final phase of the investment process is execution of the trade idea.  Regional trade desks are utilized by the portfolio construction team to help seek to achieve a high level of trade efficiency.

The investment process utilized by PrinREI in managing the Fund’s assets is also employed by PrinREI for other clients, and was not designed specifically for the Fund.

Portfolio Investments

CMBS

CMBS are multi-class debt or pass-through or pay-through securities backed by a first-mortgage loan or pool of first-mortgage loans on commercial real estate, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties, hotels and motels, nursing homes and medical facilities. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Many of the CMBS in which the Fund invests are issued in a senior/subordinated structure. In these structures, the senior class investors have greater protection against potential losses on the underlying loans or assets than do the subordinated class investors. In senior/subordinated structures, CMBS are often backed by a pool of first-mortgages representing the obligations of a number of different borrowers. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. The senior class investors have greater protection against potential losses on the underlying mortgage loans or assets than the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, overcollateralization, and the equity in the underlying properties. The Fund does not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

Commercial mortgage loans are sometimes non-amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital.

Unlike most single family residential mortgages, commercial real estate loans often contain provisions that substantially reduce the likelihood that they will be prepaid prior to maturity. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. The Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

REITs

REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Commercial Mortgage Loans

The Fund may invest in whole commercial mortgage loans structured in a variety of ways that provide different types of risk, reward, and investment experience.  The Fund may lend money directly to the borrower of such loans, or may acquire loans in secondary market transactions.  See “Risks—Risks Associated with Direct Ownership of Real Estate Loans” for more information regarding the risks associated with the various types of loans that may be owned by the Fund.

Generally.  Commercial mortgage loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

B-Notes.  A b-note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an a-note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for b-note holders after payment to the a-note holders. Since each transaction is privately negotiated, b-notes can vary in their structural characteristics and risks. For example, the rights of holders of b-notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each b-note investment. Further, b-notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans.  The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or an entity that owns (directly or indirectly) the interest in the entity owning the real property.  These types of investments may involve a higher degree of risk than long-term senior mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on the Fund’s mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of the Fund’s investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

CMBS Interest-Only Certificates

The Fund may invest in CMBS interest-only certificates.  CMBS interest-only certificates (“IOs”) receive no payments of principal from the underlying mortgage assets.  IO class payments are derived by the excess interest that exists due to a higher weighted average coupon on the underlying mortgages than the weighted average coupon on the corresponding CMBS bonds.  The notional amount of the IO bonds will equal the certificate balance of all or a portion of the other CMBS classes of the same issuance.  The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) and defaults on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal or defaults, the Fund may not fully recoup its initial investment in IOs.

Below Investment Grade Bonds

Under normal market conditions, the Fund may invest up to 75% of its total assets in CMBS and other fixed-income securities that are rated or determined by PrinREI to be “below investment grade” quality (“junk bonds”). The credit quality of most junk bonds reflects a greater than average possibility that adverse changes in the real estate markets, or in general economic conditions, or both, may impair the ability of the borrowers to make payments of interest and principal on the loans backing the CMBS. The inability (or perceived inability) of borrowers to make timely payment of interest and principal would likely make the values of junk bonds held by the Fund more volatile and could limit the Fund’s ability to sell such bonds at favorable prices. In the absence of a liquid trading market for its junk bonds, the Fund may have difficulties determining the fair market value of such investments.

Fixed-Income Securities

The Fund may also invest in other fixed-income securities, including corporate bonds and notes, U.S. and foreign government securities and affiliated and unaffiliated money market securities.

Common Stock

Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock

Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Other Investment Companies

The Fund may invest a portion of its assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.  As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  PrinREI will take expenses into account when evaluating the merits of an investment in an investment company relative to available security investments.

Portfolio Turnover

The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer markups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual — they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Corporate Bonds and Other Debt Securities

The Fund may also invest in corporate bonds, debentures and other debt securities of companies in other industries and sectors. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in corporate bonds including below investment grade quality (e.g., rated below BBB- by S&P or below Baa3 by Moody’s, or unrated securities that PrinREI considers to be their equivalent), commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-

Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain NRSROs. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.  PrinREI seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on PrinREI’s research and analysis when investing in Non-Investment Grade Bonds.  PrinREI seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Moody’s and Fitch is set forth in Appendix A to the SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and yield may have different ratings. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PrinREI does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that an NRSRO or PrinREI downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, PrinREI may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Asset-Backed Securities

In addition to CMBS, the Fund may invest in other types of asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

Temporary Investments

During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Illiquid Securities

The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by PrinREI pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Derivatives

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements. The Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by PrinREI.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by PrinREI to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds leverage to its portfolio because, in addition to being subject to investment exposure on its assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument.

                                                Futures and Options on Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies, (2) interest rates, (3) stock indices and other baskets of securities, and (4) individual securities. The Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.  The Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

Forward Rate Contracts.  The Fund may also utilize forward rate contracts.  Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Covered Calls.  The Fund currently expects to write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls) and no more than 50% of the Fund’s assets attributable to equity securities will be subject to covered call options at any given time. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium the Fund receives will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. As the writer of the option, the Fund bears the market risk of an unfavorable change in the price of the security underlying a written option.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days, or within thirty days if used as a primary source of leverage) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. There is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding borrowings. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

LEVERAGE

The Fund generally will seek to enhance the level of its cash distributions to Common Shareholders through the use of leverage, which may include, for example, Borrowings, the issuance of preferred shares, and the use of derivatives or certain investment techniques. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (“Limited Leverage”). However, based on market conditions at the time, the Fund may use such leverage in amounts that represent less than 33 1/3% of the Fund’s total assets.  The Fund currently anticipates that leverage will initially be obtained through bank borrowings or other similar term loans (see “Description of Capital Structure—Credit Facility”), and/or through reverse repurchase obligations (see “Investment Objective and Principal Investment Strategies—Portfolio Investments—Reverse Repurchase Agreements”).  The Fund expects to invest the net proceeds derived from any use of leverage according to the investment objective and policies described in this Prospectus.

Notwithstanding the 33 1/3% limit discussed above, the Fund may enter into derivatives or other transactions that may provide leverage (other than Limited Leverage), but which are not subject to the foregoing 33 1/3% limitation, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. The Fund will not enter into any such transaction if it would result in the Fund having total leverage (i.e., Limited Leverage plus any leverage incurred through these additional transactions) in excess of 40% of the Fund’s total assets. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions, although the dollar amount of these fees payable by the Fund will increase and decrease along with increases to and decreases in the value of the Fund’s total assets. In addition, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.  See “Investment Objective and Principal Investment Strategies” regarding the use of derivative instruments.

The Board of Trustees of the Fund has the ultimate authority regarding the type of leverage used by the Fund and the extent to which they are employed, and makes these decisions based upon recommendations from ALPS and PrinREI. ALPS will generally recommend that the Fund utilize leverage to a lesser extent (or not utilize leverage at all) if they anticipate that a greater use of leverage would result in a lower return to Common Shareholders over time. Successful use of leverage may depend on ALPS’s and PrinREI’s ability to predict correctly interest rates and market movements, and there can be no assurance you that a leveraging strategy will be successful during any period in which it is employed.

Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk of fluctuations in dividend rates or interest rates on leverage which may affect the return to the holders of Common Shares or may result in fluctuations in the dividends paid by the Fund on Common Shares. To the extent the return on securities purchased with funds received from leverage exceeds their cost (including increased expenses to the Fund), the Fund’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be less than if leverage had not been used, and therefore, the amount available for distribution to Common Shareholders will be reduced. In the latter case, the Board of Trustees, based upon recommendations from ALPS and PrinREI, nevertheless may determine to maintain the Fund’s use of leverage if they expect that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to Common Shareholders.

Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used.  Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged.  Furthermore, the Common Shares will be junior in liquidation and distribution rights to any form of leverage.  For additional information regarding the risks associated with the use of leverage, see “Risk Factors—Risks Related to the Fund’s Use of Leverage.”

The fees paid to ALPS, PrinREI and AFS will be calculated on the basis of the Fund’s total assets including proceeds from Limited Leverage up to an amount representing 33 1/3% of the Fund’s total assets (any other leverage in excess of such amount will not impact the calculation of fees). During periods in which the Fund uses Limited Leverage, the investment management fee payable to ALPS for investment advisory services, to PrinREI for subadvisory services, and to AFS for administrative services will be higher than if the Fund did not use Limited Leverage. Consequently, the Fund and ALPS and PrinREI may have differing interests in determining whether to employ Limited Leverage. The Board of Trustees monitors the Fund’s use of leverage and this potential conflict.

Borrowings

The Fund’s Borrowings may include obtaining loans from banks or other financial institutions, entering into reverse repurchase agreements, and issuing senior notes or similar debt securities.  The Fund may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets.

In connection with any bank borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility.  Any such requirements will increase the cost of borrowing over the stated interest rate. For additional information about bank borrowings, including by means of a credit facility, please see “Description of Capital Structure—Credit Facility.”

The rights of the Fund’s lenders to receive interest on and repayment of principal of any bank borrowings will be senior to those of the Common Shareholders. In an event of default under any bank borrowing, the lenders also may have the right to cause a liquidation of collateral (i.e., sell securities in the Fund’s portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions, and the repayment of leverage obligations which become due, which otherwise might require untimely dispositions of the Fund’s securities.

Preferred Shares

The terms of any preferred shares issued by the Fund, including the dividend rate, voting rights, liquidation preference and redemption provisions of such stock, will be determined by the Board of Trustees (subject to applicable law and the Fund’s declaration of trust) if and when it authorizes the preferred shares. For additional information about preferred shares, please see “Description of Capital Structure—Preferred Shares.”  The Fund has no present intention to issue preferred shares.

In addition to the 1940 Act requirements regarding preferred shares, discussed below, the terms of any preferred shares may include asset coverage maintenance provisions, which could require the redemption of the preferred shares in the event of non-compliance with those requirements by the Fund, and may also prohibit dividends on the Common Shares in such circumstances.

Certain 1940 Act Restrictions

Under the 1940 Act, the Fund, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund. Under the 1940 Act, the Fund is not permitted to issue any senior securities in the form of stock, e.g., preferred shares, unless immediately after such issuance the value of its total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred shares plus the aggregate amount of senior securities representing indebtedness. In addition, the Fund is not permitted to declare any cash dividend or distribution on its Common Shares unless, at the time of such declaration, its preferred shares plus senior securities representing indebtedness has an asset coverage of at least 200%. The Fund intends, to the extent possible, to maintain asset coverage on any such preferred shares plus senior securities representing indebtedness of at least 200%. If necessary, the Fund will purchase or redeem any of its preferred shares or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%.  If the Fund has preferred shares outstanding, two of the Fund’s trustees will be elected by the holders of preferred shares as a class. The Fund’s remaining trustees will be elected by Common Shareholders and holders of the Fund’s preferred shares voting together as a single class. In the event that the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Fund’s trustees.

Under the 1940 Act, with respect to senior securities evidencing indebtedness, the Fund may not declare any dividend (except a dividend payable in the Fund’s stock) or other distribution on any class of capital stock, or purchase any such capital stock, unless the Fund’s aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend (or 200% with respect to dividends on preferred stock), distribution or purchase price, as the case may be. With respect to senior securities in the form of stock, the Fund may not declare any dividend (except a dividend payable in Fund’s Common Shares) or other distribution on the Fund’s Common Shares, or purchase of any such Common Shares, unless the class of senior security has at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 200% after declaring the amount of such dividend, distribution or purchase price, as the case may be.

The 1940 Act defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any senior security other than stock.

Private bank loans and similar borrowings are not subject to the 1940 Act’s restrictions on senior securities if the loan is for temporary purposes only and in an amount not exceeding 5% the Fund’s total assets at the time the loan is made.

Additional Restrictions on Bank Borrowings and Preferred Shares

Lenders, NRSROs, and/or the Fund may impose additional restrictions on bank borrowings or the issuance of preferred shares beyond those required under the 1940 Act.  For example, with respect to bank borrowings or preferred shares, there may be affirmative covenants relating to asset coverage and portfolio composition, and there may be special restrictions on certain of the Fund’s activities (including the use of various investment techniques or strategies) or on its ability to pay dividends on Common Shares in certain circumstances.  In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others.  It is not anticipated that these covenants or restrictions will significantly impede ALPS and PrinREI from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Other Leverage Considerations

If the Fund is unable to pay or otherwise refinance its leverage-related obligations when they become due, the Fund may be forced to liquidate portfolio assets to repay such obligations. Such liquidations would cause the Fund to incur related transaction costs and could result in capital losses.  Further, if the Fund does not repay the leverage obligations when they are due, that may trigger an event of default or similar occurrence under the terms of the relevant documents, which may have adverse consequences on the Fund.  For example, with respect to bank borrowings, there could be an increase in the interest rate payable by the Fund.  Other consequences could include the lender or other counterparty receiving additional rights under the relevant documents, and a higher dividend rate required to be paid on any preferred shares.

Tax Considerations

To qualify for federal income taxation as a “regulated investment company,” the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special dividend. This dividend can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of their shares.

Assuming the utilization of leverage in the form of borrowings in the amount of 33 1/3% of the Fund’s total assets (or approximately 50% of the Fund’s net assets) and an annual interest rate on such borrowings of              % based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is             %. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio total returns experienced or expected to be experienced by us. Further, the assumed investment portfolio total returns are after (net of) all of the Fund’s expenses other than expenses associated with leverage); but such leverage expenses are deducted when determining the Common Share return. See “Risk Factors.” The table further reflects the use of Limited Leverage representing 33 1/3% of the Fund’s total assets and estimated leverage costs of             %.

Assumed portfolio return (net of expenses)	(10)%		(5)%		0%		5%	10%
Corresponding Common Share return	(	)%	(	)%	(	)%	%	%

Corresponding Common Share return is composed of two elements: Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net distributable income after paying interest or dividends on the Fund’s Limited Leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% would assume that the distributions the Fund receives on its investments are entirely offset by losses in the value of those securities.

Holders of preferred shares will be entitled to a pre-determined dollar amount of dividends and a fixed dollar amount upon liquidation of the Fund prior to the payment of any dividends or liquidation amounts to Common Shareholders. As a result, the effect of the additional advisory fees and administrative fees attributable to the increase in total assets resulting from any issuance of preferred shares will be borne entirely by Common Shareholders through a reduction of income available for distribution to Common Shareholders and possibly a reduction in the net asset value per Common Share.

Until the Fund issues preferred shares or engages in Borrowing, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. The benefits of the leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and investment strategies.

RISKS

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History

The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Risk of Loss

Investments in securities carry the risk of the loss of capital.  Depending upon the investment strategies employed and market conditions, the Fund may be adversely affected by unforeseen events involving such matters as political crises, changes in interest rates and forced redemptions of securities.  No guarantee or representation is made that the Fund’s investment program will be successful.  The performance of PrinREI and its affiliates’ prior investments are not necessarily indicative of the Fund’s future results.  While PrinREI intends for the Fund to make investments that have estimated returns commensurate with the risks undertaken, there can be no assurances that targeted returns will be achieved.  On any given investment, loss of principal is possible.  Control over the operation of the Fund will be vested entirely with ALPS and PrinREI, and the Fund’s future profitability will depend largely upon the business and investment acumen of PrinREI.  The loss of service of one or more employees of PrinREI could have an adverse effect on the Fund’s ability to realize its investment objective.

Risks Associated With Recent Adverse Developments In The Mortgage Finance And Credit Markets

Volatile market conditions for mortgages and mortgage-related assets. The Fund’s results of operations are materially affected by conditions in the markets for mortgages and mortgage-related assets, including CMBS, as well as the broader financial markets and the economy generally. Beginning in the summer of 2007, significant adverse changes in financial market conditions resulted in a deleveraging of the entire global financial system and the forced sale of large quantities of mortgage-related and other financial assets. Concerns over economic recession, geopolitical issues, unemployment, the availability and cost of financing, the mortgage market and a declining real estate market contributed to increased volatility and diminished expectations for the economy and markets. As a result of these conditions, many traditional mortgage investors suffered severe losses in their residential mortgage portfolios and several major market participants failed or have been impaired, resulting in a significant contraction in market liquidity for mortgage-related assets. This illiquidity negatively affected both the terms and availability of financing for all mortgage-related assets. Increased volatility and deterioration in the markets for mortgages and mortgage-related assets as well as the broader financial markets may adversely affect the performance and market value of the Fund’s CMBS. If these conditions occur, institutions from which the Fund seeks financing for the Fund’s investments may tighten their lending standards or become insolvent, which could make it more difficult for the Fund to obtain financing on favorable terms or at all. Adverse developments in the broader residential mortgage market may adversely affect the value of the assets in which the Fund invests.

Since the summer of 2007, the residential mortgage market in the United States experienced a variety of difficulties and changed economic conditions, including defaults, credit losses and liquidity concerns. Certain commercial banks, investment banks and insurance companies have announced extensive losses from exposure to the residential mortgage market. These losses have reduced financial industry capital, leading to reduced liquidity for some institutions. These factors have impacted investor perception of the risk associated with CMBS in which the Fund invests. As a result, values for CMBS in which the Fund invests have experienced a certain amount of volatility. Further increased volatility and deterioration in the broader MBS markets may adversely affect the performance and market value of the Fund’s investments.

Actions of the U.S. government, Federal Reserve and Treasury to stabilize financial markets. In response to the financial issues affecting the banking system and the financial markets and going concern threats to investment banks and other financial institutions, the U.S. government, the Federal Reserve, the Treasury and other governmental and regulatory bodies have taken action to attempt to stabilize the financial markets.  It is not possible to predict how future U.S. government actions will impact the financial markets, including current significant levels of volatility, or the Fund’s current or future investments. In addition, the U.S. government, Federal Reserve, Treasury and other governmental and regulatory bodies have taken or are considering taking other actions to address causes of the financial crisis. The Fund cannot predict whether or when such actions may occur, and such actions could have a dramatic impact on the Fund’s business, results of operations and financial condition.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding, among other areas, the operation of financial institutions. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over several years and many of these rules have not been issued in final form. Therefore, the impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, the trading and use of many derivative instruments, including swaps and strengthening the oversight and supervision of securities and capital market activities by the SEC. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities” whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve and subject to enhanced prudential standards. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve, but the Federal Reserve is expected to establish the prudential standards applicable to such companies. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.

The implementation of the Dodd-Frank Act could also adversely affect ALPS, PrinREI and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase ALPS’s, PrinREI’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on ALPS, PrinREI and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and ALPS, PrinREI and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Risks Associated with Investment in Commercial Real Estate Loans

Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest.  CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having a multi-family or commercial use, such as shopping malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers.  Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.  These risks include:

•	Declines in the value of real estate;
•	Declines in rental or occupancy rates;
•	Risks related to general and local economic conditions;
•	Dependency on management skills of the borrower or third party property management firm;
•	Risk depending on the timing of cash flows from the underlying mortgage properties;
•	Possible lack of available mortgage funds to refinance the mortgage loans at maturity;
•	Overbuilding;
•	Extended vacancies in properties;
•	Increases in property taxes and operating expenses, including energy costs;
•	Changes in zoning laws and other governmental rules, regulation and fiscal policies; compliance with existing legal and regulatory requirements, including environmental controls and regulations;
•

Risks related to the ability of a property to attract and retain tenants, including those listed in this section, as well as the ability of a property owner to pay leasing commissions, provide adequate maintenance and insurance, pay tenant improvement costs and make other tenant concessions;

•	Expenses incurred in the cleanup of environmental problems;
•	Costs and delays involved in enforcing rights of a property owner against tenants that default under the terms of leases or seek protection of bankruptcy laws;
•	Risks related to the type and use of a particular commercial property, e.g., hospitals, nursing homes, hospitality properties and other property types;
•	Casualty or condemnation losses, including where liability and casualty insurance does not provide full protection;

•	Changes in interest rates and the availability of credit to refinance such loans at or prior to maturity;
•	Changes in tax laws;
•	Terrorist threats and attacks;
•	Social unrest and civil disturbances; and
•	Weather and other acts of God.

The above factors may impact the ability of a borrower to meet its obligations on the loan.  Certain loans may default which could result in either a foreclosure of the property or a restructure of the loan.  Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds may be shorter or longer than the original term of the loan.  Losses on the loans will negatively impact the most subordinate CMBS classes first.  Any proceeds received from the loans will generally be applied to the most senior bonds outstanding before any payments are made to the subordinate bonds.  The occurrence of defaults and losses on the loans may result in downgrades of the CMBS by the NRSROs.

In addition the following risks allow apply to investments in CMBS (several of which also apply more generally to investments in debt securities and other asset backed securities):

Credit Quality and Selection.  In addition to the risks listed above, CMBS are affected by the quality of the credit extended. As a result, the quality of the CMBS is dependent upon the selection of the commercial mortgages for each issuance and the cash flow generated by the commercial real estate assets.  Risk factors related to the foregoing include:

•	Potential lack of diversification in certain CMBS issuances;
•	Dependence on the skills, decision-making and experience of the various issuers in selecting the commercial mortgages backing the issuances; and
•	Adverse borrower selection within an issuance.

Amortization, Refinance or Sale.  Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or “balloon” payment due on maturity.  Commercial loans with a balloon payment involve a greater risk to a lender than fully amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the property securing the loan at a price sufficient to permit the borrower to make the balloon payment.  The ability of a borrower to effect a refinancing or a sale will be affected by a number of factors, including the value of the property, the level of available mortgage rates at the time of sale or refinancing, the borrower’s equity in the property, the financial condition and operating history of the property and the borrower, tax laws, prevailing economic conditions and the availability of credit for loans secured by the specific type of property.  In addition, commercial real estate loans generally are non-recourse to borrowers.  In the event of foreclosure on a commercial real estate loan, the value of the collateral securing the loan at the time of foreclosure may be less than the principal amount outstanding on the loan plus accrued but unpaid interest thereon, resulting in a non-collectable deficiency.  Losses realized on the sale of foreclosed properties could negatively impact the credit enhancement provided to certain CMBS investments and eventually lead to a loss of principal.

Lack of Sufficient Investment Opportunities.  It is possible that the Fund will never be fully invested if the Fund does not receive its desired allocations of investments or PrinREI does not find a sufficient volume of investments it deems appropriate for the Fund.  New issuances of CMBS were halted during the recent global liquidity crisis.  While new CMBS issuance has resumed, it remains uncertain how robust the market will become or the impact any potential regulatory reform may have on the CMBS market.  Such market conditions could impact the valuations of the Fund’s investments and impair the PrinREI’s ability to buy securities for the Fund.  The business of acquiring the type of investments targeted by the Fund is highly competitive and involves a high degree of uncertainty.

Lack of Operating Control of Underlying Investments.  The day-to-day operations of the real estate companies and properties underlying the commercial real estate loans that secure the Fund’s CMBS investments will be the responsibility of the owners and developers of such companies and properties.  Although PrinREI will be responsible for monitoring the performance of each CMBS investment, there can be no assurance that the owners and developers will be able to operate the underlying companies or properties in accordance with their business plans or the expectations of the Fund.

Lack of Control Over CMBS.  The Fund will generally not have a right to vote or to make decisions with respect to the administration of the CMBS investments or servicing of the commercial real estate loans that underlie the Fund’s CMBS investments.  Those decisions will generally be made by one of the master servicer, special servicer, trustee or a controlling party.  Any decision made by one of those parties may not be in the best interest of the Fund and, even if that decision is determined to be in the Fund’s best interests by that party, may be contrary to the decision that the Fund would have made and may negatively affect the Fund’s interests.

Due Diligence Risks of CMBS.  Before making any investments in CMBS, PrinREI will assess the factors that it believes will determine the success of that investment.  This process is particularly important and subjective because there may be little information publicly available about the CMBS other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the CMBS.  The Fund cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying commercial real estate loans or that any investment in CMBS will be successful.

Credit Ratings—Rating Agencies.  The Fund can invest in CMBS rated “investment grade” or “below investment grade” by an NRSRO.  The term “investment grade” denotes a credit rating of BBB- or higher by S&P, or Baa3 or higher by Moody’s, or BBB- or higher by Fitch, or BBB- or higher by Kroll Bond Rating Agency, Inc., or BBB(low) or higher by Dominion Bond Rating Service or BBB- or higher by Morningstar or such comparable rating by any other NRSRO.  The term “below investment grade”  (commonly referred to as “junk bonds” or “high yield securities”) denotes a credit rating of BB+ or lower by S&P, or Ba1 or lower by Moody’s, or BB+ or lower by Fitch, or BB+ or lower by Kroll Bond Rating Agency, Inc., or BB(high) by Dominion Bond Rating Services or BB+ or lower by Morningstar or such comparable rating by any other NRSRO.  A credit rating is a current assessment of the probability of timely payment of interest and ultimate recovery of principal.  The ratings are based on current information furnished by the issuer or obtained by the NRSRO from other sources the NRSRO considers reliable.  NRSROs do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  NRSROs may take into consideration obligors such as guarantors, insurers or lessees.

Use of Credit Rating. A credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  Credit ratings do not constitute a guarantee of the quality of CMBS.  The rating assigned to a security reflects only the NRSRO’s opinion.   The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, sufficient information or for other circumstances.  A change in a bond’s credit rating typically will affect the price of the bond.  The use of credit ratings for evaluating bonds involves certain risks.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of bonds.  Also, NRSROs may fail to change credit ratings in a timely manner to reflect recent events.  If an NRSRO changes the rating of a security held by the Fund, the Fund may retain the security if PrinREI believes such retention is in the best interest of the Fund’s investors.

Risks Associated with the Insolvency of Obligations Backing CMBS.  The commercial real estate loans backing the CMBS may be subject to various laws enacted in the jurisdiction or state of the borrower for the protection of creditors.  If an unpaid creditor files a lawsuit seeking payment, the court may invalidate all or part of the borrower’s debt as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower in satisfaction of such indebtedness, based on certain tests for borrower insolvency and other facts and circumstances, which may vary by jurisdiction.  There can be no assurance as to what standard a court would apply in order to determine whether the borrower was “insolvent” after giving effect to the incurrence of the indebtedness constituting the commercial mortgage backing the CMBS, or that regardless of the method of valuation, a court would not determine that the borrower was “insolvent” after giving effect to such incurrence.  In addition, in the event of the insolvency of a borrower, payments made on such commercial mortgage loans could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year and one day) before insolvency.

Bankruptcy Proceedings.  If a borrower of a commercial real estate loan is the subject of a bankruptcy proceeding, payments on the loan may be delayed or diminished as a result of the exercise of various powers of the bankruptcy court including the following:

•

An “automatic stay,” under which the lender will not be able to institute proceedings or otherwise enforce its rights against the borrower or obligor with respect to such commercial mortgage loan without permission from the court.

•	Conversion by the bankruptcy court of such commercial real estate loan into more junior debt or into an equity obligation of the borrower thereof or obligor thereon.
•	Modification of the terms of the commercial real estate loan by the bankruptcy court, including reduction or delay of the interest or principal payments thereon.
•	Grant of a priority lien to a new money lender to the borrower of, or obligor on, the commercial real estate loan.

Any of the foregoing could cause the related CMBS to decrease in value.

Risks Associated with Interest Shortfalls.  The Fund’s CMBS investments may be subject to interest shortfalls due to interest collected from the underlying loans not being sufficient to pay accrued interest to all of the CMBS.  Interest shortfalls to the trust will occur when the servicer does not advance full interest payments on defaulted loans.  The servicer in a CMBS trust is required to advance monthly principal and interest payments due on a delinquent loan.  Once a loan is 60 days delinquent, the servicer is required to obtain a new appraisal to determine the value of the property securing the loan.  The servicer is only required to advance interest based on the lesser of the loan amount or 90% of the appraised value.  Interest shortfalls occur when 90% of the appraised value is less than the loan amount and the servicer does not advance interest on the full loan amount.  The resulting interest shortfalls impact interest payments on the most junior class in the trust first.  As interest shortfalls increase, more senior classes may be impacted.  Over time, senior classes may be reimbursed for accumulated shortfalls if the delinquent loans are resolved, but there is no guarantee that shortfalls will be collected.  Interest shortfalls to the trust may also occur as a result of accumulated advances and expenses on defaulted loans.  When a defaulted loan or foreclosed property is liquidated, the servicer will be reimbursed for accumulated advances and expenses prior to payments to CMBS bond holders.  If proceeds are insufficient to reimburse the servicer or if a defaulted loan is modified and not foreclosed, the servicer is able to make a claim on interest payments that is senior to the bond holders to cover accumulated advances and expenses.  If the claim is greater than interest collected on the loans, interest shortfalls could impact one or more bond classes in a CMBS trust until the servicer’s claim is satisfied.

Risks Associated with Prepayment.  The Fund’s CMBS investments may be subject to prepayment.  Prepayments on CMBS are affected by a number of factors.  If prevailing rates for commercial real estate loans fall below the interest rates on the commercial real estate loans underlying the Fund’s CMBS investments, prepayments would generally be expected to increase.  Conversely, if prevailing rates for commercial real estate loans rise above the interest rates on the commercial real estate loans underlying the Fund’s CMBS investments, prepayment rates would generally be expected to decrease.  Faster than expected prepayments may adversely affect the Fund’s profitability, particularly if the Fund is forced to invest prepayments it receives in lower yielding securities.  Certain commercial real estate loans underlying CMBS may have lockout periods and/or defeasance periods during which time prepayment is prohibited or prepayment penalties or substitute defeasance collateral is required.  However, certain of such CMBS permit prepayment after such lockout periods or defeasance periods or the periods for such prepayment premiums have expired.  Prepayments on CMBS are also affected by the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.  However, there can be no assurance that the underlying loans of a CMBS issue will prepay at any particular rate.

Risks Associated with Extensions.  The Fund’s CMBS investments may be subject to extension, resulting in the term of the securities being longer than expected.  Extensions on CMBS are affected by a number of factors, including the general availability of financing in the market, the value of the related mortgaged property, the borrower’s equity in the mortgaged property, the financial circumstances of the borrower, fluctuations in the business operated by the borrower on the mortgaged property, competition, general economic conditions and other factors.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.  A decline in income could affect the Common Shares’ market price or their overall returns.

Risks Associated with the Servicers.  The exercise of remedies and successful realization of liquidation proceeds relating to commercial real estate loans underlying CMBS may be highly dependent on the performance of the servicer or special servicer.  The servicer may not be appropriately staffed or compensated to immediately address issues or concerns with the underlying loans.  Such servicers may exit the business and need to be replaced which could have a negative impact on the portfolio due to lack of focus during a transition.  Special servicers frequently are affiliated with investors who have purchased the most subordinate bond classes, and certain servicing actions, such as a loan extension instead of forcing a borrower pay off, may benefit the subordinate bond classes more so than the senior bonds.  While servicers are obligated to service the portfolio subject to a servicing standard and maximize the present value of the loans for all bond classes, servicers with an affiliate investment in the CMBS may have a conflict of interest.  There may be a limited number of special servicers available, particularly those which do not have conflicts of interest.

Risks Associated with Structured Securities.  Structured securities are securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from, or sale proceeds of, a specified pool of assets that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities.  The CMBS in which the Fund will invest are structured securities.  Thus, CMBS will bear various risks typically experienced by structured securities:  credit risks, liquidity risks, interest rate risks, market risks, operational risks, structural risks and legal risks.  The CMBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform.  The performance of the CMBS is also dependent on the allocation of principal and interest payments as well as losses among the classes of such securities of any issue.  In addition, concentrations of CMBS backed by underlying collateral located in a specific geographic region or concentrations of specific borrowers or property types, may subject the CMBS to additional risk.  Certain CMBS may have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels, which would reduce or eliminate payments of interest on one or more classes of such CMBS for one or more payment dates.  Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of the more junior securities may lengthen.  As a result, a shortfall in payments to subordinate investors in CMBS will generally not result in a default being declared on the transaction and the transaction will not be restructured or unwound.

Risks Associated with the Limited Liquidity of CMBS.  The CMBS investments the Fund may invest in may have no, or only a limited, trading market.  The liquidity of the CMBS will generally fluctuate with, among other things, general economic conditions, domestic and international political events, developments or trends in a particular industry.  The credit markets, including the CMBS market, have periodically experienced decreased liquidity on the primary and secondary markets during period of extreme market volatility, such as the recent global liquidity crisis.  Such market conditions could re-occur and would impact the valuations of the Fund’s investments and impair PrinREI’s ability to sell securities.  Some or all of the CMBS may also be subject to restrictions on transfer and may be considered illiquid.

Risks Associated with Interest Rate Movements.  Debt securities, such as CMBS, are sensitive to changes in interest rates.  In general, bond prices rise when interest rates fall and fall when interest rates rise.  Longer-term bonds are generally more sensitive to interest rate changes.  The Fund may utilize derivative instruments for purposes of hedging interest rate risk.  The use of derivatives may involve certain costs and risks which are outlined below.

“Spread Widening” Risk.  For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the market spreads of the securities in which the Fund invests may increase substantially causing the securities prices to fall.  It may not be possible to predict, or to hedge against, such “spread widening” risk.  In addition, mark-to-market accounting of the Fund’s investments will have an interim effect on the reported value prior to realization of an investment.

Risks Associated with Hedging.  The Fund may, but is not obligated to, utilize financial instruments, such as over-the-counter derivatives transactions, to hedge its investments and the interest rate and/or spread risk associated therewith.  There can be no assurance that the Fund will hedge when appropriate or choose the correct hedge if it does hedge.  The use of hedging transactions involves certain risks.  These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had a particular hedging transaction not been utilized, in which case the Fund’s performance would have been better had the Fund not engaged in the hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the hedging instrument used; and (iii) potential illiquidity for the hedging instrument used, which may make it difficult or costly for the Fund to close-out or unwind a hedging transaction.

Over-the-counter derivatives transactions are also subject to counterparty risk. Counterparty risk is the risk that the party on the opposite side of a contract will be unable to fulfill the terms of the contract when called upon, creating exposure equal to the replacement cost or loss of market value of the contract.  To minimize counterparty risk, the Fund may diversify its counterparty exposure and may create exposure limits.

The Fund’s use of derivatives or other hedging transactions may be limited by legal and regulatory requirements applicable to the Fund or PrinREI.

Tax Risk Relating to Investments in Certain REMICs.  The Fund may acquire residual interests in REMICs. The Fund may be taxable at the highest corporate income tax rate on a portion of the income arising from a residual interest in a REMIC that is allocable to the percentage of the Fund’s Common Shares held by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from unrelated business taxable income. Because this tax would be imposed on the Fund, all of the Fund’s investors, including investors that are not disqualified organizations, would bear a portion of the tax cost associated with the Fund’s investment in a residual interest in a REMIC. See “Federal Income Tax Matters.”

In addition, if the Fund realizes excess inclusion income and allocates it to Common Shareholders, this income cannot be offset by net operating losses of the Common Shareholders. If the Common Shareholder is a tax-exempt entity and not a disqualified organization, then this income would be fully taxable as unrelated business taxable income under Section 512 of the Code. If the Common Shareholder is a foreign person, it would be subject to U.S. federal income tax withholding on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty.

Risks Associated with Tax Code or Accounting Changes.  CMBS are generally structured as REMICs under the tax code, which impacts the tax treatment of the CMBS.  Changes to REMIC legislation could impact the investment performance of the CMBS and, as a result, the Fund.  In addition, changes in accounting standards, such as mark-to-market or consolidation rules, could negatively impact the performance of the Fund.

Below Investment Grade Securities Risk

The Fund may invest in CMBS and other securities rated below investment grade or, if unrated, determined by PrinREI to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in junk bonds involves substantial risk of loss. Junk bonds are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Junk bonds display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for junk bonds tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Real Estate-Related Securities Risk

Although the Fund will not invest directly in real estate, the Fund will invest in securities of issuers that are have significant exposure to real estate and the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REIT-Related Risk

As part of its investments in real estate-related securities, the Fund will invest in REITs.  REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants.  REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses.

REITs are subject to management fees and other expenses, and so when the Fund invests in REITs it will bear its proportionate share of the costs of the REITs’ operations.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. To the extent the Fund invests in Mortgage REITs it will also be subject to credit risk.  Credit Risk is the risk that the borrower will not be able to make interest and dividend payments on the loan to the REIT when they become due.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Similar risks would also apply with respect to U.S. REIT-like structures, non-U.S. REIT-like structures, and REITs formed under the laws of countries other than the United States.

Risks Associated with Direct Ownership of Real Estate Loans

Commercial Mortgage Loans.  The Fund may invest in commercial mortgage loans.  The value of the Fund’s commercial mortgage loans will be influenced by the historical rate of delinquencies and defaults experienced on the commercial mortgage loans and by the severity of loss incurred as a result of such defaults.  The factors influencing delinquencies, defaults, and loss severity include: (i) economic and real estate market conditions by industry sectors (e.g., multifamily, retail, office, hospitality); (ii) the terms and structure of the mortgage loans; and (iii) any specific limits to legal and financial recourse upon a default under the terms of the mortgage loan.

Commercial mortgage loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single-family residences.  The ability of a borrower to repay a loan secured by income-producing property typically is dependent primarily upon the successful operation and operating income of such property  (i.e., the ability of tenants to make lease payments, the ability of a property to attract and retain tenants, and the ability of the owner to maintain the property, minimize operating expenses, and comply with applicable zoning and other laws) rather than upon the existence of independent income or assets of the borrower.  Most commercial mortgage loans provide recourse only to specific assets, such as the property, and not against the borrower’s other assets or personal guarantees.

Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining “balloon” amount at or prior to maturity of the mortgage loan.  Accordingly, investors in commercial mortgage loans bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower’s obligation.  Exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values.  In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

Subordination of Investments.  Some of the Fund’s investments may be in b-notes and other subordinated loans, structurally subordinated mezzanine loans and preferred equity interests of a direct or indirect property owning entity.  These investments will be subordinated to the senior obligations of the property or issuer, either contractually or inherently due to the nature of equity investments.  Greater credit risks are usually attached to these subordinated investments than to a borrower’s first mortgage or other senior obligations.  In addition, these investments may not be protected by financial or other covenants and may have limited liquidity.  Adverse changes in the borrower’s financial condition and/or in general economic conditions may impair the ability of the borrower to make payments on the subordinated investments and cause it to default more quickly with respect to such investments than with respect to the borrower’s senior obligations.  In many cases, the Fund’s management of its investments and its remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of the more senior lenders and contractual inter-creditor provisions.  Investment in b-notes and other subordinated loans may be less in volume relative to any such debt.  As such, it is more likely that a complete loss may occur in the event of a default on such debt.  Furthermore, the Fund may not possess adequate funds in order to purchase any senior notes.

Mezzanine Loans.  Although not secured by the underlying real estate, mezzanine loans share certain risks as described in Subordination of Investments above and characteristics of subordinate loan interests described herein.  It is expected that the commercial properties owned by such entities are or will be subject to existing mortgage loans and other indebtedness.  As with commercial mortgage loans, repayment of a mezzanine loan is dependent on the successful operation of the underlying commercial properties and, therefore, is subject to similar considerations and risks, including certain of the considerations and risks described herein.  Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan.  Mezzanine loans are not secured by interests in the underlying commercial properties.

B-Notes and A/B Structures.  The Fund may invest in b-notes, which investments are subordinate to the a-note portion of the same loan (which the Fund would not expect to hold).  In addition to the risks described above in Subordination of Investments, certain additional risks apply to b-note investments, including those described herein.  The b-note portion of a loan is typically small relative to the overall loan, and vis-à-vis the a-note portion of the loan is in the first loss position.  As a means to protect against the holder of the a-note from taking certain actions or receiving certain benefits to the detriment of the holder of the b-note, the holder of the b-note often (but not always) has the right to purchase the a-note from its holder.  If available, this right may not be meaningful to the Fund.  For example, the Fund may not have the capital available to protect its b-note interest or purchasing the a-note may alter the Fund’s overall portfolio and risk/return profile to the detriment of Common Shareholders.

Bridge Financings.  The Fund may invest in bridge loans as part of its investment strategy.  The Fund will bear the risk of any changes in financing markets, which may adversely affect the ability of a borrower to refinance any bridge financings.  If the borrower were unable to complete a refinancing, then the Fund could be left holding an unexpected long-term investment in a junior security or that junior security might be converted to equity.  The Fund may make an investment with the intent of financing or otherwise reducing the Fund’s investment shortly after the closing of such investment.  There can be no assurance that other transactions designed to reduce or leverage the Fund’s investment, or that terms of such financings will be attractive when closed.  If the Fund is unable to complete such an anticipated transaction, its investments will be less diversified than intended.  In addition, bridge financings may be secured by properties that are in transition or under “lease up.”  There is a risk that completion of such transition or “lease up” of such properties will not occur.  In that event, the Fund may be required to take possession of the property.

Concentration Risk

The Fund will be concentrating in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate.  Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.  Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, and real estate more generally, will have a significant impact on the Fund’s performance.

Credit Risk

A Fund could lose money if the issuer or guarantor of CMBS, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  These risks are heightened with respect to issuers of high-yield or “junk”  bonds.

Pricing Risk

Daily valuations of most of the Fund’s securities are provided by a third-party pricing service.  There can be no assurance that PrinREI will be able to sell the securities at the same price as the valuations.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. Non-public or non-securities investments will be valued on a fair-value pricing basis.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Excise Tax Risk

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions.  There can be no assurance of the Fund’s excise tax liability. See “Federal Income Tax Matters” in the Prospectus and “Taxes” in the accompanying SAI.

Asset-Backed Securities Risks

Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Payments of principal and interest on asset-backed securities may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement. The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the Fund generally has no recourse against the entity that originated the loans.

The yield characteristics of the asset-backed securities in which the Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, the Fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities.

Repurchase Agreement Risk

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Risks Related to the Fund’s Use of Leverage

                                                Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets).  Notwithstanding the 33 1/3% limit discussed above, the Fund may enter into derivatives or other transactions that may provide leverage (other than Limited Leverage), but which are not subject to the foregoing 33 1/3% limitation, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments.  The Fund will not enter into any such transaction if it would result in the Fund having total leverage (i.e., Limited Leverage plus any leverage incurred through these additional transactions) in excess of 40% of the Fund’s total assets. These additional transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions, although the dollar amount of these fees payable by the Fund will increase and decrease along with increases to and decreases in the value of the Fund’s total assets. In addition, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

The instruments utilized to provide leverage have seniority in liquidation and distribution rights over Common Shares.

Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from leverage exceed the costs of such leverage, the use of leverage could cause the Fund’s net asset value to decline. When leverage is used, the net asset value and market value of the Common Shares will be more volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees and administrative fees are based on the Fund’s total assets, use of Limited Leverage increases the effective management fee and administrative fee borne by Common Shareholders. In addition, the issuance of certain types of leverage (e.g., preferred shares) by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s interest or dividend payments on Limited Leverage and could reduce cash available for distributions on Common Shares. Certain forms of Limited Leverage are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund may also be required to pledge assets to the lenders in connection with certain other types of Limited Leverage.

Leverage involves other risks and special considerations for Common Shareholders, including the likelihood of greater volatility in the net asset value and market price of Common Shares than a comparable portfolio without leverage. That means that, in a declining market, leverage is likely to cause a greater decline in the net asset value of Common Shares than if the Fund were not leveraged. That, in turn, may result in a greater decline in the market price of Common Shares than if the Fund were not leveraged.

Leverage constitutes a substantial lien and burden by reason of their prior claim against income and against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings are senior to the rights of holders of Common Shares and preferred shares, with respect to the payment of distributions or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares or purchase Common Shares or preferred shares unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any borrowings. In addition, the Fund may not be permitted to pay distributions on Common Shares unless all dividends on any preferred shares and/or accrued interest on any borrowings have been paid, or set aside for payment.

In an event of default under certain forms of leverage, the lenders or preferred shareholders may have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or preferred shareholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund’s Borrowings may include loans from banks or other financial institutions, reverse repurchase agreements, and senior notes or similar debt securities. The terms of any preferred shares the Fund issues, including its dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s declaration of trust) if and when it authorizes the preferred shares. If the Fund is unable to refinance certain forms of leverage when it matures the Fund may be forced to sell securities in its portfolio to repay such leverage. Further, if the Fund does not repay the leverage when it matures, that will trigger an event of default under the terms of the Fund’s borrowings (which will likely increase the interest rate payable on such borrowings and give the lenders under such borrowings certain additional rights) and will trigger a higher dividend rate on the preferred shares.

In connection with the Fund’s anticipated use of Limited Leverage, PrinREI may seek to hedge the associated interest rate risk through derivative instruments, which may include interest rate swaps, caps, floors, collars, rate forwards and interest rate futures (and options thereon). There are economic costs of hedging reflected in the pricing of these derivative instruments which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in PrinREI’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between interest rates and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments will be subject to PrinREI’s ability to predict correctly changes in the relationships of such hedge instruments to the leverage used by the Fund, and there can be no assurance that PrinREI’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its interest rate exposure.

Finally, the 1940 Act provides certain rights and protections for preferred shareholders which may adversely affect the interests of Common Shareholders.

Risks Associated with Swap Transactions

The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If PrinREI is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. The Fund generally may only close out a swap or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Preferred Stock Risk

Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Non-U.S. Securities Risk

The Fund may invest a significant portion of its assets in securities of non-U.S. issuers, including securities of issuers located in emerging markets (see Emerging Markets Risk). Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Emerging Markets Risk

The Fund may invest in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country not included in the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Foreign Currency Risk

Because the Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. Initially, the Fund does not expect to enter into foreign currency hedging transactions, but may do so in the future if PrinREI believes it to be in the best interest of the Fund and its shareholders.

Small and Mid-Capitalization Stock Risk

The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Risks Associated with Futures Contracts

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading.  In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.  Successful use of futures by the Fund also is subject to PrinREI’s ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the value of a currency in which certain portfolio securities are denominated, and the value of that currency increases instead, the Fund will lose part or all of the benefit of the increased value of the securities denominated in the currency which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Risks Associated with Forward Currency Contracts

PrinREI’s decision whether to enter into forward foreign currency contracts will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that PrinREI’s view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

The Fund may also utilize forward rate contracts.  Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  If the other party to a forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive that is in excess of collateral posted by the Fund’s counterparty in respect of such liability. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Risks Associated with Covered Calls

The Fund may write covered call options, subject to the limitation that no more than 50% of the Fund’s assets attributable to equity securities will be subject to covered call options at any given time. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option prior to exercise. If trading were suspended in an option, the Fund would not be able to close out the option position. If the Fund were unable to close out a covered call option that it had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Portfolio Turnover Risk

                                                The techniques and strategies contemplated by the Fund may result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will be between 75% and 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) would necessarily involve greater expenses to the Fund and could result in realization of net short-term capital gains.

Market Price of Common Shares

The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchase Common Shares in this offering and subsequently sell their Common Shares below net asset value will be reduced.

Risks from Non-Diversified Status

As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See “Taxes” in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Common Shares.  The Fund will participate in a limited number of investments and all or a substantial majority of its investment portfolio may be in a particular bond class.  As a result, the Fund’s investment portfolio could have significant investments in a particular issuer or bond class.  While the investment limitations of the Fund restrict investments in any individual CMBS bond to a maximum of ten percent, losses incurred on an investment of this size could still have a significant impact on overall Fund performance.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. ALPS, PrinREI and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Capital Market Risk

Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due.

Anti-Takeover Provisions

The Fund’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by ALPS and PrinREI. There are four trustees of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

ALPS serves as the Fund’s investment adviser under an investment advisory agreement (the “Advisory Agreement”) dated             , 2013.  Pursuant to the Advisory Agreement, ALPS is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies, coordinating and monitoring the investment activities of the subadviser, and managing and administering the Fund’s business affairs, each subject to the general supervision and direction of the Board of Trustees.  ALPS commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. ALPS’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

As of December 31, 2012, ALPS provided supervisory and management services on approximately $8.25 billion in assets through closed-end funds, mutual funds and exchange-traded funds.

For its services, ALPS will receive from the Fund a monthly management fee at the annual rate of 1.05% of the average Total Managed Assets of the Fund. From time to time, ALPS may waive all or a portion of its fee.  For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund  minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board of Trustees as from time to time in force.  Under normal market conditions, the Fund’s policy is to utilize Limited Leverage in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets).

The Fund’s Advisory Agreement will continue in effect, unless otherwise terminated, until [•], and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s

Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Board of Trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “independent trustees”) with such independent trustees casting votes in person at a meeting called for such purpose.

A discussion regarding the basis for the initial approval of the investment advisory agreement by the Board of Trustees will be available in the Fund’s first report to shareholders. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Investment Subadviser

Pursuant to the Advisory Agreement, ALPS has delegated daily management of the Fund to PrinREI. PrinREI will act as the Fund’s investment subadviser pursuant to an investment subadvisory agreement among the Fund, ALPS and PrinREI (the “Subadvisory Agreement”).  PrinREI is registered with the Securities and Exchange Commission as an investment adviser.  PrinREI was founded in 1998, and its address is 801 Grand Avenue, Des Moines, IA 50309.  PrinREI is the dedicated real estate group of Principal Global Investors, a member company and affiliate of Principal Financial Group, which is a public company listed on the New York Stock Exchange under the ticker symbol PFG.   With a history in real estate asset management that spans over six decades (including real estate  investment activities undertaken by PrinREI’s affiliate, Principal Life Insurance Company), PrinREI managed $44.8 billion in commercial real estate assets as of December 31, 2012.

Under the Subadvisory Agreement, PrinREI  is responsible for, among other things, the investment and reinvestment of the Fund’s assets, subject to the supervision of ALPS. Under the Subadvisory Agreement, for the services it provides to the Fund, PrinREI receives a portion of the fee paid to ALPS by the Fund.  PrinREI’s fee is payable on a monthly basis at the annual rate of 0.55% of the Fund’s average Total Managed Assets. The Fund is not responsible for paying the subadvisory fee to PrinREI.  In addition, under a License Agreement, PrinREI has consented to the use by the Fund of the identifying word or name “Principal” in the name of the Fund, and to use of certain associated service and trade marks.  Such consent is conditioned upon the employment of PrinREI, its successors or any affiliate thereof, as investment adviser to the Fund.  If at any time the Fund ceases to employ PrinREI or any affiliate or successor as investment adviser of the Fund, PrinREI may require the Fund to cease using the word or name “Principal” in the name of the Fund, and cease making use of the associated service and trade marks, as promptly as practicable.

The initial term of the Subadvisory Agreement is two years and it may be re-approved annually thereafter by the Board of Trustees or the Fund’s shareholders. The Board of Trustees, shareholders of the Fund, and ALPS may terminate the Subadvisory Agreement immediately upon notice to PrinREI, and PrinREI may terminate the Subadvisory Agreement upon sixty (60) days’ notice to the Fund and ALPS.

Portfolio Managers

Marc Peterson, CFA

Marc is a managing director, portfolio management, for PrinREI, and, together with Kelly Rush, he is primarily responsible for the day-to-day management of the Fund’s portfolio.  Marc is responsible for the CMBS portion of the Fund’s portfolio.  Marc joined PrinREI’s affiliate, The Principal Financial Group, in 1992 as an accountant, and joined PrinREI in 1995 to invest in CMBS.  He received an MBA from Drake University and a bachelor’s degree in accounting from Luther College.  Marc has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa.  He is also a member of the Commercial Real Estate Finance Council.

Kelly D. Rush, CFA

Kelly is the head of global real estate securities of PrinREI, and, together with Marc Peterson, he is primarily responsible for the day-to-day management of the Fund’s portfolio.  Kelly is responsible for the real estate-related securities portion of the Fund’s portfolio.  Kelly has been with the real estate investment area of PrinREI and/or its affiliate, The Principal Financial Group, since 1987, and began managing real estate stock portfolios in 1997.  Kelly received an MBA in business administration and a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund is contained in the Statement of Additional Information.

Administrator

The Fund’s administrator is ALPS Fund Services, Inc. (“AFS”).  AFS is a service company and SEC-registered transfer agent.  Under the Administration Agreement, AFS is responsible for calculating net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of AFS is 1290 Broadway, Suite 1100, Denver, CO 80203.

For its services, AFS will receive a monthly fee at the annual rate of 0.15% of the average Total Managed Assets of the Fund.

Control Persons

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. [•] has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that [•] will no longer be a control person once the offering is completed.

NET ASSET VALUE

The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “NYSE”) is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). ALPS calculates the Fund’s net asset value per Common Share by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities (including dividends payable, any borrowings and the liquidation preference of any preferred shares issued by the Fund) and less the liquidation value of any outstanding preferred shares by the total number of Common Shares outstanding. Valuations of many securities expected to be in the Fund’s portfolio may be made by a third party pricing service.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.  If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.  Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter markets, including listed securities whose primary market is believed to be over-the-counter, but excluding securities trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, prices supplied by a recognized pricing agent, as the Board of Trustees deems appropriate to reflect their fair market value.

The Fund values CMBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect NAV, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

Fair Value. When applicable, fair value of an investment is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the fundamental business data relating to the issuer, borrower, or counterparty;

•                  an evaluation of the forces which influence the market in which the investments are purchased and sold;

•                  the type, size and cost of the investment;

•                  the financial statements of the issuer, borrower, or counterparty, as applicable;

•                  the credit quality and cash flow of the issuer, borrower, or counterparty, as applicable, based on PrinREI’s or external analysis;

•                  the information as to any transactions in or offers for the investment;

•                  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                  the coupon payments;

•                  the quality, value and saleability of collateral, if any, securing the investment;

•                  the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the  issuer’s, borrower’s, or counterparty’s management;

•                  the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

•                  other relevant factors.

DISTRIBUTIONS

The Fund intends to make monthly distributions to Common Shareholders out of the net investment income of the Fund, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund may also retain cash reserves if deemed appropriate by PrinREI to meet the terms of any leverage or derivatives transaction.  Such distributions shall be administered by ALPS. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments likely will be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a “regulated investment company” under Subchapter M of the Code. See “Federal income tax matters.”

There can be no assurance that the Fund will continue to pay regular monthly distributions or that it will do so at a particular rate. The Fund also may make monthly distributions in excess of its net investment company taxable income, if any (which includes net short-term capital gain), in which case such excess will represent a return of capital that reduces Common Shareholders’ tax basis in their shares. Because the basis reduction would increase any future gain on a disposition of the shares the tax may be deferred until each Common Shareholder sells its Common Shares. The amount of net investment company taxable income available for each monthly distribution will vary depending on a number of factors, including dividends payable on any preferred shares of the Fund or other costs of leverage.

Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding preferred shares or other costs of leverage). Distributions may also include cash received as return of capital from the Fund’s portfolio investments or return of Common Shareholders’ capital. A “return of capital” represents a return of a stockholder’s original investment in Common Shares, and should not be confused with a dividend from earnings and profits. In addition, at least annually, the Fund intends to distribute any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over short-term capital loss). The initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions. Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s dividend reinvestment plan. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash. See “Dividend reinvestment plan.” During any period when there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares in certain circumstances. See “Description of Capital Structure.”

ALPS intends to apply to the SEC, on behalf of the Fund, for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).  ALPS expects that to rely on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Fund’s Board of Trustees to make determinations regarding the appropriateness of use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital.  There is no assurance that the SEC will grant the Fund’s request for such exemptive order, or that the Fund will rely on the exemptive order, if granted.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting [•] (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by [•] as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting [•], as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, [•], [•], ([•]) [•]-[•].

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the  date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

The Fund intends to make monthly distributions of net investment income after payment of dividends on any outstanding preferred shares or interest on any outstanding borrowings. The Fund intends to distribute annually any net short-term capital gain (which are taxable as ordinary income) and any net capital gain. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders.

Because of the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.   In addition, distributions we receive from REITs will not qualify as qualified dividend income when distributed to you. There can be no assurance as to the portion of the Fund’s dividends that will be qualified dividend income.

A dividend paid by the Fund to a Common Shareholder will not be treated as qualified dividend income of the Common Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently, 28%). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Investors should consult their tax advisers regarding other federal, state, local or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the “preferred shares”), having no par value, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, if and when issued, shall be entitled to elect two of the Fund’s Trustees, voting as a class. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

In the Fund issues preferred shares, it may seek a AAA credit rating for the preferred shares from a rating agency. In such circumstances, the Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, no such rating agency has established guidelines relating to preferred shares of the Fund, based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such rating agency will be more or less restrictive than as described in this prospectus.

Credit Facility

As one form of Borrowing, the Fund may enter into a credit facility with one or more commercial banks. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund; outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The

Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of credit default swap contracts and the use of other derivative instruments and reverse repurchase agreements.

Repurchase of Stock and Other Discount Measures

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of Common Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders do not have the right to redeem their Common Shares, the Board of Trustees, in consultation with ALPS, may take action to repurchase Common Shares in the open market or make tender offers for Common Shares. Such actions may have the effect of reducing any market discount from net asset value. In deciding whether to take such actions, the Board of Trustees will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions as may have a material effect on the Fund’s ability to consummate such transactions.

The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s common stock, trading volume of Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. If a tender offer is made, notice will be provided to Common Shareholders describing the terms of the tender offer, which will contain information that Common Shareholders should consider in deciding whether or not to participate in the tender offer and will provide detailed instructions on how to tender shares. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. There can be no assurance that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price that is equal to or approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund would decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the Common Shares are traded.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

The Fund’s Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Trust’s outstanding shares and their affiliates or associates, unless, prior to the time the person became a 5%-or-greater holder, two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period) or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. However, if the aforementioned Trustees’ approval in (i) has been obtained from at least 80% of the Trustees, then approval by only a majority of the Fund’s outstanding share entitled to vote thereon is required for purposes of (ii).  The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the Securities and Exchange Commission applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

[•] are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name:

Underwriters	Number of Common Shares

Total

[•]

CUSTODIAN AND TRANSFER AGENT

                 , located at             , will serve as the Fund’s custodian and transfer agent and will maintain custody of the securities and cash of the Fund.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Mayer Brown LLP, Chicago, Illinois, and for the Underwriters by             ,             . Mayer Brown LLP and              may rely as to certain matters of Delaware law on the opinion of                     ,                        .

REPORTS TO SHAREHOLDERS

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             are the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling [•].

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Shares

The Principal Real Estate Income Fund

Common Shares

$20.00 per Share

PROSPECTUS

       , 2013

Until             , 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade shares of the Fund’s common stock, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Subject to Completion, dated                     , 2013

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

STATEMENT OF ADDITIONAL INFORMATION

                 , 2013

The Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, CO 80203

(303) 623-2577

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of The Principal Real Estate Income Fund (the “Fund”), subject to completion, dated                     , as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at     .

This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the prospectus. Additional investment strategies in which the Fund may be engaged, whether as a primary or secondary strategy, and a summary of certain attendant risks, are described below. Certain investment strategies described in the prospectus are also described below in additional detail. ALPS and PrinREI may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund’s investment objective.

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may include index or single-name credit-default swaps and total return swaps that reference a specific index. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Index or single-name credit-default swaps and total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Certain of the investment techniques permitted for the Fund may be considered commodity interests for purposes of the Commodity Exchange Act (“CEA”) and regulations approved by the Commodity Futures Trading Commission (“CFTC”). Under new regulations adopted by the CFTC in February 2012, investment advisers of registered investment companies that trade in commodity interests in excess of certain de minimis trading limits are generally required to register with the CFTC as “commodity pool operators” and are subject to additional substantive regulation by the CFTC. The Fund intends to limit the use of commodity interests as required for its operations to remain below these de minimis limits. Accordingly, ALPS intends to file a notice of exclusion from registration as a commodity pool operator under CFTC Regulation 4.5 with respect to its operation of the Fund.

Although the Fund currently expects that its activities will remain within the scope of the exclusion, to the extent that the Fund’s future use of these techniques would prevent ALPS and the Fund from claiming the exclusion, then ALPS would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA. If ALPS is required to register as a commodity pool operator with respect to its operation of the Fund, the Fund may incur additional expense as a result of these additional registration and regulation obligations.

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Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount,  the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise “covering” transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

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Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Lending Of Portfolio Securities

To generate additional income, the Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

The Fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to the Fund’s custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that PrinREI determines to be a material event affecting an investment on loan, the loan must be called and the securities voted.

The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

Participation Interests

The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by PrinREI to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Real Estate Investment Trust Risk

The Fund may invest in companies that are treated as REITs for federal income tax purposes. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs

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may concentrate their investments in specific geographic areas or in specific property types, i.e., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements

The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, ALPS and the Subadivsers seek to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency

4

proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements

The Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

Temporary Investments

The Fund will invest temporarily in cash, money market funds or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Investment Techniques

The Fund may from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Hedging Strategy

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described below (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options on swaps (“swaptions”) and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the SEC involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in PrinREI’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments will be subject to PrinREI’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that PrinREI’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

5

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the SEC.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates. The Fund reserves the right to engage in transactions involving futures and options thereon in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to PrinREI’s ability to predict correctly changes in interest rate relationships or other factors. There can be no assurance that PrinREI’s judgment in this respect will be correct.

6

Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount.

From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified fixed rate yield (or “exercise” yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, PrinREI expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be

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used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.

Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

Interest Rate Swaps, Swaptions and Credit Derivatives

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”). ISDA represents participants in the privately negotiated derivatives industry. It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines imposed in connection with any future issuance of preferred shares by the Fund, it is expected that the Fund will be authorized to enter into swaptions and to purchase credit default swaps without limitation but will be subject to limitations on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time, and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Board of Trustees, without a shareholder vote, so long as the relevant rating agency has given written notice that such revisions would not adversely affect the rating of the Fund’s preferred shares then in effect.

The Board of Trustees has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that is (a) on a list approved by the Board of Trustees, (b) with capital of at least $100 million and (c) which is rated investment grade by both S&P and Moody’s. These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 33 1/3% of the Fund’s total assets.

ALPS expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

If ALPS determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is a party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker- dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with ALPS’s valuation models.

The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, are subject to risks and complexities beyond what might be encountered in standardized, exchange-traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

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While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to PrinREI’s ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. There can be no assurance that PrinREI’s judgment in this respect will be correct.

Investment Restrictions

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund:

(1) Will concentrate its investments in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by or otherwise have exposure to, real estate.

(2) May not borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3) May not issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) borrowings permitted by investment restriction (2) above;

(4) May not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(5) May not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

(6) May make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(7) May not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

(8) May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In addition to the other investment policies and limitations described in the Prospectus, the Fund has adopted the following non-fundamental investment policies which may be changed by the Board of Trustees without approval of the Fund’s shareholders:

(1) Under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities.

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(2) With respect to CMBS deals issued prior to 2009, investment for the Fund will be restricted to securities originally rated no lower than “A-” by S&P or Fitch or “A3” by Moody’s.

(3) No investment in an individual CMBS bond may comprise 10% or more of the Fund’s total assets at the time of purchase.

(4) The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

(5) The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder.

(6) The Fund may not invest in issuers of CMBS not organized in the United States.

(7) Under normal market conditions, the Fund expects that it will invest no more than 75% of its total assets in debt securities below “investment grade” at the time of investment, and no more than 10% of its total assets in debt securities rated CCC+/Caa1 or lower (or equivalent rating) at the time of investment. The Fund considers a security’s rating to be the second-highest rating assigned by a nationally recognized statistical ratings organization (“NRSRO”), or the only rating, if rated by only one NRSRO. “Investment grade” securities are securities rated within the four highest grades based on the foregoing (e.g., rated BBB- or higher by S&P or Fitch, or Baa3 or higher by Moody’s, or equivalent ratings from another NRSRO), or unrated securities that PrinREI determines to be of comparable quality.  This credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or PrinREI downgrades its assessment of that security.

With respect to the non-fundamental policy set forth in (1) above that under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities, although that policy may be changed by the Board of Trustees without shareholder approval, Common Shareholders will receive at least 60 days prior notice of any change in that policy.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by PrinREI if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above once the Fund has been deemed fully invested.

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TRUSTEES AND OFFICERS

The Board of Trustees of the Fund is responsible for the overall management and supervision of the affairs of the Fund. The Fund currently has [four] trustees.

Under the Fund’s Declaration of Trust, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms. The term of the first class will expire in 2014; terms of the second and third classes will expire in 2015 and 2016, respectively. At each annual meeting of stockholders, the successors to the class of trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

•                  The Fund’s Class I trustees will be                  and their term will expire at the annual meeting of stockholders to be held in 2014.

•                  The Fund’s class II trustees will be                  and their term will expire at the annual meeting of stockholders to be held in 2015.

•                  The Fund’s class III trustees will be                  and their term will expire at the annual meeting of stockholders to be held in 2016.

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The addresses for all trustees are 1290 Broadway, Suite 1100, Denver, CO 80203. The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Thomas A. Carter Age 45	Chairman, Trustee and President	Term expires in [•]. Has served since August 2012.

Mr. Carter joined ALPS Fund Services, Inc. (“AFS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“ALPS”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of AFS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, AFS, ALPS, ADI, and FDI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining AFS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				19	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds) and ALPS ETF Trust (13 funds).

Mr. Carter has been an Interested Trustee and Chairman of the Fund since August 31, 2012. Mr. Carter joined ALPS Fund Services, Inc., the Fund’s administrator, in 1994 and currently serves as President of ALPS Distributors, Inc., and ALPS Advisors, Inc., the Fund’s investment adviser. Before joining AFS and ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Fund based on his business, accounting, financial services and investment management experience.

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Patrick D. Buchanan Age 40	Treasurer	Has served since August 2012

Mr. Buchanan is a Senior Fund Controller and Vice President of ALPS. Mr. Buchanan joined ALPS in 2007. Mr. Buchanan is also the Treasurer and Principal Financial Officer of Oak Associates Funds and ALPS Sector Dividend Dogs ETF; and the Assistant Treasurer of Westcore Trust, Transparent Value Trust, Stone Harbor Investment Funds, and Stone Harbor Emerging Markets Income Fund.

			N/A	N/A
Lucas Foss Age 34	Chief Compliance Officer	Has served since August 2012

Mr. Foss is Vice President and Deputy Chief Compliance Officer of ALPS Fund Services, Inc. Mr. Foss served as a Compliance Manager for ALPS from January 2010 until August 2012 and a Senior Compliance Analyst from June 2006 until December 2009.  Prior to joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management.   Mr. Foss is a Certified Securities Compliance Professional (CSCP) and a Registered Representative of ALPS Distributors, Inc.  Mr. Foss also serves as Chief Compliance Officer of the Wakefield Alternative Series Trust, ALPS Series Trust, Caldwell & Orkin Fund, Boulder Funds, First Opportunity Fund and the Denali Fund.

			N/A	N/A

Jennifer T. Welsh Age 35	Secretary	Has served since March 2013

Ms. Welsh is Vice President and Associate Counsel of ALPS Fund Services, Inc., ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc.  Ms. Welsh joined ALPS in 2013. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc., and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012.  Ms. Welsh also was Associate Attorney at Davis, Graham & Stubbs, LLP from 2007 to 2010.

			N/A	N/A

Independent Trustees

Name, Address and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years

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*                                         Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

(1)                                 The term “Fund Complex” means two or more registered investment companies that:

(a)         hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)         have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)                                 The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

Board Leadership Structure. The Board of Trustees, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Carter, the Chairman of the Board (“Chairman”), is not an Independent Trustee and the Trustees have not appointed a lead Independent Trustee. The Board believes that the use of an Interested Trustee as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Carter’s role in the day to day operations of ALPS, (ii) the extent to which the work of the Board of Trustees is conducted through the Audit Committee and Nominating and Corporate Governance Committee (each of whose meetings is chaired by an Independent Trustee) (iii) the frequency that Independent Trustees meet with their independent legal counsel and auditors in the absence of members of the Fund’s Board of Trustees who are Interested Trustees of the Fund and management, and (iv) the overall sophistication of the Independent Trustees, both individually and collectively. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Fund’s officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund. The Board of Trustees believes that having an interested person serve as Chairman of the Board of Trustees enables Mr. Carter to more effectively carry out these liaison activities. The Board of Trustees also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Trustees to ensure that important matters are brought to the attention of and considered by the Board of Trustees.

The Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Trustees.

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of     . The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on [•]. The Charter is available at the Fund’s website, [•]. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

The Nominating and Corporate Governance Committee of the Board of Trustees (“Nominating and Corporate Governance Committee”) is comprised of              . The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

Risk Oversight. The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not

13

listed here. The Board of Trustees recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate. As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Fund’s service providers, (2) makes known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, ALPS, PrinREI or any of their affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board of Trustees, its various committees and certain officers of the Fund. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management, as one of oversight and not active management of the Fund’s day-to-day risk management operations.

As of the date of this SAI, the Audit Committee, the Nominating and Corporate Governance Committee, and non-interested members of the Board of Trustees had each held [•] meeting.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Subadvisory Agreement will be included in the Fund’s first [Semi-]Annual Report to Shareholders for the period ending         .

Share Ownership

Set forth in the table below is the dollar range of equity securities owned by each trustee as of the date of this Statement of Additional Information in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

As of         , 2013, the officers and Trustees of the Fund, as a group, own less than 1% of the Fund’s outstanding voting securities.

Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The noninterested Trustees of the Fund receive a quarterly retainer of $[•] and an additional $[•] for attending each meeting of the Board of Trustees. The noninterested Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

The following table sets forth certain information regarding the estimated compensation of the Fund’s independent trustees for the fiscal year ending [                      ], 2013.

Aggregate Compensation from the Fund	Aggregate Compensation From the Fund and Fund Complex Paid to Trustees
$	$

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Proxy Voting Policies

Although individual members of the Board of Trustees may not agree with particular policies or votes by PrinREI, the Board of Trustees has approved delegating proxy voting discretion to PrinREI believing that PrinREI should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a copy of the proxy voting policies and procedures of PrinREI that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that PrinREI uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of PrinREI or any affiliated person of the Fund or PrinREI, on the other.  Notwithstanding the foregoing, PrinREI always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling                     , or on the Fund’s website at                     ; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

Each of the Fund, ALPS, and PrinREI has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions. Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by the relevant entity’s compliance officer. The codes also contain certain reporting requirements and compliance procedures. The codes can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes are also available at the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The SEC file number for documents filed by the Fund under the 1940 Act is 811-22742.

INVESTMENT ADVISORY AND OTHER SERVICES

ALPS

ALPS, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies, coordinating and monitoring the investment activities of the subadviser, and managing the Fund’s business affairs, each subject to the general supervision and direction of the Board of Trustees. ALPS commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. ALPS’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Fund Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc. (“DST”), which acquired ALPS Holdings in November 2011. DST provides sophisticated information processing solutions and services to support the global asset management, insurance, retirement, brokerage, and healthcare industries. In addition to technology products and services, DST also provides integrated print and electronic statement and billing solutions through DST Output. DST’s data centers provide technology infrastructure support for asset management, insurance and healthcare companies around the globe. Headquartered in Kansas City, MO., DST is a publicly traded company on the New York Stock Exchange.

ALPS will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law.  ALPS will pay all expenses incurred in performing its services under the Advisory Agreement, including compensation of and office space for directors, officers and employees of ALPS connected with management of the Fund, and compensation of PrinREI.  ALPS will not be required to pay any investment advisory related expenses of the Fund other than the foregoing.  In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement with ALPS continues in effect to                        ,                         and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund

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cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund. The agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or ALPS, as applicable, or by vote of the majority of the outstanding shares of the Fund. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of ALPS, or a loss resulting from a breach of fiduciary duty by ALPS with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), ALPS shall not be liable to the Fund or any shareholder for any loss incurred.

PrinREI

ALPS has delegated daily management of the Fund assets to PrinREI, who is paid by ALPS and not the Fund. Under the Subadvisory Agreement, PrinREI is responsible for, among other things, the investment and reinvestment of the Fund’s assets, subject to the supervision of ALPS.  PrinREI is engaged to manage the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by ALPS and the Board. PrinREI’s address is 801 Grand Avenue, Des Moines, IA 50309.

PrinREI is the dedicated real estate group of Principal Global Investors.  PrinREI is a registered investment adviser and a member of the Principal Financial Group.  Principal Global Investors is the asset management arm of the Principal Financial Group ® (The Principal ®) and includes the asset management operations of the following subsidiaries of The Principal:  Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Edge Asset Management, Inc.; Morley Financial Services Inc.; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd.; Principal Global Investors (Australia) Ltd.; Principal Global Investors (Japan) Ltd.; Principal Global Investors (Hong Kong) Ltd.; CIMB-Principal Islamic Asset Management Sdn. Bhd.; and the majority owned affiliates of Principal International, Inc.  Assets under management of PrinREI disclosed in the Fund’s registration statement includes assets managed by investment professionals of Principal Global Investors under dual employee arrangements with other subsidiaries of The Principal. “The Principal Financial Group” and “The Principal” are registered trademarks of Principal Financial Services, Inc., a member of the Principal Financial Group.  The Principal Financial Group is a public company listed on the New York Stock Exchange under the ticker symbol PFG.

ALPS pays PrinREI an annual subadvisory management fee pursuant to the Subadvisory Agreement as follows: ALPS will pay PrinREI an annual management fee of 0.55% based on the Fund’s average Total Managed Assets. The subadvisory management fee is paid on a monthly basis. ALPS is required to pay all fees due to PrinREI out of the management fee ALPS receives from the Fund. The initial term of the Subadvisory Agreement is two years, and may continue from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Fund. The Board of Trustees, shareholders of the Fund, and ALPS may terminate the Subadvisory Agreement immediately upon notice to PrinREI, and PrinREI may terminate the Subadvisory Agreement upon sixty (60) days’ notice to the Fund and ALPS.

Under the Subadvisory agreement, in the absence of PrinREI’s willful misconduct, bad faith or gross negligence, PrinREI is not liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the ALPS or the Fund as a result of any error of judgment or for any action or inaction taken in good faith by PrinREI under that agreement.

The Subadvisory Agreement authorizes PrinREI to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions (to the extent permissible under applicable law). Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

Administrative Services

Under the Administration Agreement, subject to the supervision of the Board of Trustees, AFS is responsible for calculating net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.

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AFS will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out of pocket expenses described therein.  AFS will not bear any expenses incurred by the Fund, including but not limited to, compensation for Fund personnel initial organization and offering expenses (except as described below); litigation expenses; taxes; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund trustees’ fees; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund and investment advisory related legal expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund trustees; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing data services; and expenses in connection with electronic filings with the SEC.

AFS is entitled to receive a monthly fee at the annual rate of 0.15% of the average Total Managed Assets of the Fund.  See “Summary of Fund Expenses” in the prospectus.

Estimated Expenses

ALPS and AFS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. ALPS is obligated to pay the fees of any trustee of the Fund who is affiliated with it. ALPS will pay all expenses incurred by the Fund, with the exception of, among other things, advisory fees, administrator and fund accounting agent fees, charges of custodians, transfer agents, registrars, dividend disbursing agents, dividend reinvestment agents, redemption agents, remarketing agents and foreign tax agents; expenses for legal counsel and of independent auditors; costs of pricing services for valuation and fair value; compensation and fees of non-interested trustees, and costs associated with setting up electronic access to board and committee meeting materials for such trustees; expenses to prepare, print and mail board and committee meeting materials; SEC registration fees, filing fees and expenses; costs of printing and distributing notices and reports to shareholders, proxy solicitations, prospectuses and registration statements, and stock certificates; annual meeting costs; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; costs of listing the Fund’s shares on the NYSE or other exchange; insurance; interest on obligations incurred by the Fund and all dividends on preferred shares, if any; costs of conducting repurchase offers for the purpose of repurchasing shares of the Fund; fees, dues and expenses incurred by the Fund in connection with membership in any trade association; litigation; and other miscellaneous, extraordinary or non-recurring expenses. The fees and expenses incident to the offering and issuance of Common Shares (which include certain marketing expenses of the underwriters and ALPS) will be recorded as a reduction of capital of the Fund attributable to common stock.

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the over-allotment option, ALPS estimates that the Fund’s annual operating expenses will be approximately $            . In light of the Fund’s investment objective and strategies, however, there can be no assurance that actual annual operating expenses will not be substantially more or less than this estimate.

Portfolio Managers

Set forth below is certain additional information with respect to the Fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that PrinREI may have in place that could benefit the Fund and/or such other accounts.

The tables below identify the number of accounts (other than the Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered

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investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

PrinREI

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Portfolio Manager (s)	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Marc Peterson, CFA	1	$453.6	1	$62.0	14	$1,277.5
Kelly D. Rush, CFA	6	$3,169.4	3	$46.3	36	$1,049.6

(1)                  Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)                  Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.

(3)                  Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

Compensation of Portfolio Managers and Material Conflicts of Interest

PrinREI

PrinREI offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings are structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash.  It should be noted that Principal Financial Group’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance provides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development.  Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

Portfolio Managers’ Ownership of Securities

As the Fund is newly offered, the portfolio managers do not own any Common Shares.  However, the portfolio managers presently intend to purchase Common Shares subsequent to this offering.

DETERMINATION OF NET ASSET VALUE

The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “NYSE”) is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Share is calculated by AFS, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

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The Trustees of the Fund have established the following procedures for fair valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the national best bid-best offer price provided by an independent pricing service approved by the Board of Trustees.  OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

The Fund values CMBS and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect NAV, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

Fair Value. When applicable, fair value of an investment is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the fundamental business data relating to the issuer, borrower, or counterparty;

•                  an evaluation of the forces which influence the market in which the investments are purchased and sold;

•                  the type, size and cost of the investment;

•                  the financial statements of the issuer, borrower, or counterparty, as applicable;

•                  the credit quality and cash flow of the issuer, borrower, or counterparty, as applicable, based on PrinREI’s or external analysis;

•                  the information as to any transactions in or offers for the investment;

•                  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                  the coupon payments;

•                  the quality, value and saleability of collateral, if any, securing the investment;

•                  the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management;

•                  the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

•                  other relevant factors.

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PORTFOLIO TRADING

Subject to the supervision of the Board of Trustees, the Subadvisory Agreement with PrinREI authorizes PrinREI to select the brokers or dealers who will execute the purchases or sales of securities for the Fund. The agreement directs PrinREI to use its best efforts to obtain the best execution with respect to all transactions for the Fund. In placing Fund transactions, therefore, PrinREI is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, PrinREI may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, PrinREI may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by PrinREI in servicing other clients. PrinREI is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commissions another broker would have charged for executing that transaction, if PrinREI determines that such commission is reasonable in relation to the value of the brokerage and research services provided to PrinREI by the broker.

When buying or selling securities in dealer markets, PrinREI generally prefers to deal directly with market makers in the securities. PrinREI will typically effect these trades on a “net” basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the “spread.” Usually, the market maker profits from the “spread,” that is, the difference between the price paid (or received) by PrinREI and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

PrinREI may aggregate sale and purchase orders for the Fund with similar orders made simultaneously for other clients of PrinREI. PrinREI will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of PrinREI’s clients are entered at approximately the same time on any day and are executed at different prices, PrinREI has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

PrinREI may engage in brokerage and other securities transactions on behalf of the Fund with broker-dealer affiliates of PrinREI according to procedures adopted by the Fund’s Board of Trustees and to the extent consistent with applicable provisions of the federal securities laws.

TAXES

The following is a summary of the material U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, hold and/or disposes of Common Shares, and reflects provisions of the Code, existing Treasury regulations, judicial decisions, rulings published by the IRS, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal income tax considerations generally applicable to investments in the Fund. There may be other federal tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in master limited partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their income from the items described in (a) above; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 7% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the market value of the Fund’s total assets is invested in the securities of (I) any issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more master limited partnerships described in (i)(b) above, and (iii) distribute substantially all of its net investment company taxable income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

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In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income and may be eligible for treatment as “qualified dividend income” in the case of non-corporate shareholders and for the dividends received deduction in the case of corporate shareholders, each as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund generally will be taxable to Common Shareholders as dividend income to the extent derived from investment income and net short-term capital gains, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly reported as capital gain dividends (“capital gain dividends”) will be taxable to Common Shareholders as long-term capital gain, regardless of how long a Common Shareholder has held the shares in the Fund.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Common Shares by an amount equal to the deemed distribution less the tax credit.

If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the shareholder had elected to receive cash. If a Common Shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the Common Shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

Because of the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (currently at a maximum rate of 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Dividends received by the Fund from REITs generally are not qualified dividends eligible for this lower tax rate.  There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred shares, such shares are held for fewer than 91 days during the 181-day period beginning on the date which is 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 39.6%.

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Certain income distributions paid by the Fund to corporate stockholders will qualify for the dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction will be disallowed or reduced if the Common Shareholder fails to satisfy the foregoing requirements with respect to its Common Shares.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax. Any recognized gain attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income, unless the Fund makes an election to accrue market discount on a current basis. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to (i) accelerate income to the Fund, (ii) disallow, suspend or defer Fund losses, (iii) cause adjustments in the holding periods of securities held by the Fund, (iv) convert capital gain into ordinary income or short-term capital gain, (v) convert short-term capital losses into long-term capital losses or ordinary losses into capital losses, or (vi) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Common Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax and any dividends paid by such passive foreign investment companies would not be treated as qualified dividend income. Elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

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The sale, exchange or redemption of Fund shares generally will give rise to a gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold and the fair market value of the amount received. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to a maximum rate of 20%. Any loss realized upon the sale, exchange or redemption of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (amounts designated as undistributed gains) with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Common Shares may be disallowed under “wash sale” rules to the extent the Common Shareholder acquires other Common Shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the Common Shareholder’s tax basis in some or all of the other shares acquired. Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

For taxable years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax.  Dividends and capital gains distributed by the Fund, and gain realized on the sale of Common Shares, will constitute investment income of the type subject to this tax.  This tax could increase the effective tax rate on capital gains described above.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Common Shareholder may be refunded or credited against such Common Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

23

If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances. The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Common Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence (negligence, in the case of any Trustee that is an affiliated person of the Trust), or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

CUSTODIAN

located at                           , serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

are the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the trustees and shareholder of The Principal Real Estate Income Fund:

[•]

, 2013

25

The Principal Real Estate Income Fund

Statement of Assets and Liabilities

                     , 2013

Assets:
Cash	$

Liabilities

Net Assets	$

Components of Net Assets:
Paid in capital	$

Net Assets	$

Shares of beneficial interest outstanding, no par value, unlimited shares authorized

Net asset value per investor share	$

See accompanying notes to statement of assets and liabilities.

26

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1—Organization and Registration

The Principal Real Estate Income Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware on August 31, 2012. The Fund is a non-diversified investment company with an investment objective to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate-related securities. The Fund has not had any operations other than the sale and issuance of                         common shares of beneficial interest at an aggregate purchase price of $                     to                    .

ALPS Advisors, Inc. (“ALPS Advisors”), the Fund’s investment adviser, and ALPS Fund Services, Inc. (“AFS”) the Fund’s administrator, have agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load) that exceed $            per common share of beneficial interest.

Note 2—Significant Accounting Policies

The Fund’s financial statement is prepared in accordance with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Note 3—Investment Advisory and Other Agreements

ALPS Advisors will serve as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, ALPS Advisors receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets.

For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund  minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board of Trustees may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board of Trustees as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (collectively, “Limited Leverage”).  “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities.  Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the Investment Company Act of 1940 for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

The Fund’s board of trustees approved the Investment Advisory Agreement at its , 2013 meeting.

27

APPENDIX A: RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S FINANCIAL SERVICES LLC

Long-Term Issue Credit Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong..

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-):The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Qualifiers

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only. The “p” suffix will always be used in conjunction with the “i” suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” suffix indicates that the rating addresses the interest portion of the obligation only. The “i” suffix will always be used in conjunction with the “p” suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” suffix. Ratings with a “pi” suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

FITCH RATINGS, INC.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Issue Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non- payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•                  The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•                  The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Obligation Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Appendix B

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•             The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•             Proxies are not voted in Clients’ best interests.

•             Proxies are not identified and voted in a timely manner.

•             Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•             The third-party proxy voting services utilized by the Advisers are not independent.

•             Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.(1) The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.              The requesting PM Team to set forth the reasons for their decision;

2.              The approval of the lead Portfolio Manager for the requesting PM Team;

(1)  The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

3.              Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);

4.              A determination that the decision is not influenced by any conflict of interest; and

5.              The creation of a written record reflecting the process (See Appendix XXVII).

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes — particularly those diverging from the judgment of ISS — were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA — Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•                  Restrictions for share blocking countries;(2)

•                  Casting a vote on a foreign security may require that the adviser engage a translator;

•                  Restrictions on foreigners’ ability to exercise votes;

•                  Requirements to vote proxies in person;

•                  Requirements to provide local agents with power of attorney to facilitate the voting instructions;

•                  Untimely notice of shareholder meeting;

•                  Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

(2)  In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•

The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 1/2012 • Supersedes 12/2011

PART C—OTHER INFORMATION

Item  25.                        Financial Statements and Exhibits

(1)                 Financial Statements

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities

Notes to Statement of Assets and Liabilities

(2)                 Exhibits

(a)                  Amended and Restated Agreement and Declaration of Trust†

(b)                  Amended and Restated Bylaws†

(c)                   Not applicable

(d)                  Form of Certificate of Beneficial Interest*

(e)                   Form of Dividend Reinvestment Plan*

(f)                    Not applicable

(g)                   (1)        Form of Investment Advisory Agreement*

(2)       Form of Investment Subadvisory Agreement*

(h)                  Form of Underwriting Agreement*

(i)                      Not applicable

(j)                     Form of Custody Agreement*

(k)                  (1)        Form of Stock Transfer Agency Agreement*

(2)       Form of Administration Agreement*

(3)       Not applicable

(4)       Not applicable

(l)                      Opinion and Consent of Mayer Brown LLP dated                     , 2013*

(m)              Not applicable

(n)                  Consent of dated                     , 2013*

(o)                  Not applicable

(p)                  Form of Initial Subscription Agreement*

(q)                  Not applicable

(r)                     (1)        Code of Ethics of the Fund*

(2)                    Code of Ethics of ALPS Advisors, Inc.*

(3)                    Code of Ethics of Principal Real Estate Investors, LLC*

†                          Filed herewith.

*                          To be filed by amendment.

Item 26.         Marketing Arrangements

See Form of Underwriting Agreement filed herewith.

Item  27.        Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees
Financial Industry Regulatory Authority, Inc. Fees
New York Stock Exchange Fees
Printing (Other than Certificates)
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous

Total

Item  28.        Persons Controlled by or Under Common Control With Registrant

[•] has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that [•] will no longer be a control person once the offering is completed.

Item 29.         Number of Holders of Securities

Set forth below is the number of record holders as of [•], 2013 of each class of securities of the Fund:

Title of Class	Number of Record Holders
Common shares of beneficial interest	1

Item  30.        Indemnification

Article IV of the Registrant’s Declaration of Trust provides as follows:

4.1                               No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.  Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware.  No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.  If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2                               Mandatory Indemnification.

(a)                                 The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Indemnitees that are Affiliated Persons of the Trust), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).  Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)                                 Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder.  All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)                              The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met.  In addition, at least one of the following conditions must be met:  (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)                             The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)                              Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3                               No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent.  Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust.  The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4                              Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item  31.        Business and Other Connections of Investment Adviser

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business

* The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Name*	Position with PrinREI	Other Business Connections	Type of Business

* The principal business address for each of the PrinREI representatives is: 801 Grand Avenue, Des Moines, IA 50309.

[The information in the Statement of Additional Information under the captions “Investment Advisory and Other Services” is hereby incorporated by reference.]

Item 32.         Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Fund by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Fund, c/o ALPS Funds Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Item 33.         Management Services

Not applicable.

Item  34.        Undertakings

1. The Registrant undertakes to suspend the offering of its Common Shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Denver, and the state of Colorado, on the 18th day of March, 2013.

THE PRINCIPAL REAL ESTATE INCOME FUND

BY:	/s/ Thomas A. Carter
	Name:	Thomas A. Carter
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas A. Carter	Chairman, Trustee and President	March 18, 2013
Thomas A. Carter	(Principal Executive Officer)

/s/ Patrick D. Buchanan	Treasurer (Principal Financial Officer)	March 18, 2013
Patrick D. Buchanan

INDEX TO EXHIBITS

Exhibit No.	Description

a	Amended and Restated Agreement and Declaration of Trust

b	Amended and Restated Bylaws